UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 00058)

Exact name of registrant as specified in charter:	The George Putnam Fund of Boston

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2010

Date of reporting period: August 1, 2009 — January 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGEOX

The George Putnam Fund of Boston

Semiannual report 1|31|10

A world of investing.™

Putnam INVESTMENTS

U.S. POSTAGE
3¢
4¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

The George
Putnam Fund
of Boston

Semiannual report
1 | 31 | 10

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s portfolio managers	7

Your fund’s performance	13

Your fund’s expenses	15

Terms and definitions	17

Trustee approval of management contract	18

Other information for shareholders	29

Financial statements	30

Shareholder meeting results	70

Message from the Trustees

Dear Fellow Shareholder:

Last year’s rally in both stocks and bonds helped investors recoup some of the losses in their portfolios, and Putnam’s shareholders were particularly well served. After such strong growth, we are not surprised that the markets paused at the start of 2010.

While no one believes that 2010 will be a repeat performance of 2009, we do feel that today’s markets — based on an optimistic earnings outlook and growing evidence of a global economic recovery — offer ample opportunities for active money management, which is something that Putnam does well.

If there is any lesson to be learned from the extraordinary volatility of the past year, it is the importance of positioning one’s portfolio to limit downside risk. It is our belief that the best way to achieve this is by diversifying across all asset classes and investment strategies, and by adhering to your plan in every type of market environment.

Lastly, we would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, presented at the Putnam Funds’ shareholder meetings. We would also like to welcome new shareholders to the fund and thank all of our investors for your continued confidence in Putnam.

About the fund

Providing the benefits of balanced investing for over 70 years

The fund launched in 1937 when George Putnam, a Boston investment manager, decided to introduce an innovative approach — a balance of stocks to seek capital appreciation and bonds to help provide current income. The original portfolio featured industrial stocks, such as U.S. Smelting, Refining, & Mining Co., and railroad bonds.

This balanced approach made sense then, and we believe it continues to make sense now. In the late 1930s, the stock market experienced dramatic swings as businesses struggled to recover from the Great Depression and the shadow of war began to spread across Europe and Asia. Today, the credit crisis and economic uncertainties also challenge investors.

Although the fund has experienced volatility at times, its balanced approach has kept it on course. When stocks were weak, the fund’s bonds helped results. Similarly, stocks have often performed better when bonds were hurt by rising interest rates or inflation.

In a letter to shareholders dated July 12, 1938, George Putnam articulated the balanced strategy this way: “Successful investing calls not so much for some clairvoyant ability to read the future as for the courage to stick to tested, commonsense policies in the face of the unreliable emotional stresses and strains that constantly sweep the market place.” Putnam remains committed to this prudent approach to investing today.

Consider these risks before investing:

The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses. The fund may have a significant portion of its holdings in bonds. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Growth of a $10,000 investment since fund inception, 11/5/37, through 1/31/10

Plotted on a logarithmic scale so that comparable percentage changes appear similar

$3,783,394
8.56%
annualized return at NAV
$1,000,000
$100,000
$10,000
$10,000
1941
U.S. enters WWII
1951
Color TV introduced in the U.S.
1955
First polio vaccine developed
1959
Hawaii becomes 50th U.S. state
1969
Astronauts land on the moon
1973
Oil embargo leads to record-high oil prices and gas rationing
1981
First space shuttle launched
1989
Fall of the Berlin Wall
1993
First Web browser introduced
2000
NASDAQ peaks over 5000
2008
Markets tumble amid global turmoil

Over seven eventful decades, the fund's balance of stocks and bonds has served shareholders by providing income and building wealth.

Returns for class A shares do not reflect a sales charge. Had a 5.75% sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. A 1% short-term trading fee may apply. The period illustrated is longer than the investment horizon of many investors.

4

5

Performance
snapshot

Average annual total return (%) comparison as of 1/31/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 13–15 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmarks (Russell 1000 Value Index and George Putnam Blended Index) were introduced on 12/31/78 and its Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception date of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s portfolio managers

David Calabro and Raman Srivastava

Can you comment on the fund’s
performance during the semiannual period?

David: We saw attractive returns from the portfolio’s holdings in both stocks and bonds. The George Putnam Fund of Boston delivered an 8.01% return for the period. This lagged the 10.70% return of the fund’s primary benchmark, the Russell 1000 Value Index, an all-stock index, and was slightly behind the 8.18% return of the fund’s custom benchmark we designed to reflect the fund’s balanced strategy. However, the fund outperformed its Lipper peer group of Balanced Funds which returned 7.76%. When stocks advance briskly, as they did for most of the semiannual period, it can be difficult for a balanced fund to keep pace with the market. To maintain the high-quality profile of this fund, we did not own companies with weaker balance sheets or stocks with below-investment-grade credit ratings, even those that offered better short-term return prospects.

How would you describe market conditions
in the period?

David: Conditions were favorable for most of the period, which began amid a historic rally that lifted the Dow Jones Industrial Average above the 10000 level for the first time since the 2008 financial crisis. The market had begun to rebound earlier in 2009 on signs that the economic contraction was coming to an end

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/10. See pages 6 and 13–15 for additional fund performance information. Index descriptions can be found on page 17.

and growth would return. This was confirmed when reports on U.S. gross domestic product showed expansion in both the third quarter and fourth quarter of 2009. This growth helped corporate earnings increase, which supported the stock market. The expansion did not trigger inflation, which was helpful for the portfolio’s fixed-income holdings. It was only near the end of the period that stocks and some bonds retreated. Risk increased when Dubai ran into financial trouble, and when Greece’s budget situation prompted fear of default in a number of European markets.

How did you position the stock portfolio?

David: While there were many encouraging economic signs during the period, my view remains that the recovery in the U.S. economy will be less robust than we have seen after most recessions in the past. That has kept my approach to stock picking cautious. I have favored large companies with what I consider stable cash flows from diverse sources. Many of them are multinationals that have a source of revenues from foreign economies growing faster than those of the United States. In terms of sectors, I have favored health-care and consumer staples companies, because these sectors tend to enjoy more stable demand and earnings than the rest of the market, even in an uncertain economy. By contrast, I have not put a large emphasis on sectors influenced by economic growth, such as basic materials. Basic materials stocks depend on a robust pace of infrastructure development globally — construction of cities, factories, and roads. There are also enough question marks surrounding the global recovery to merit caution in this sector.

What stock holdings performed particularly
well in the period?

David: Covidien, a company that provides a wide range of supplies to the health-care

Allocations are represented as a percentage of the fund’s net assets and may not equal 100%. Holdings and allocations may vary over time.

industry, performed very well. This company delivered earnings above the market’s expectations. Consequently, the market has rewarded the stock with a higher price-earnings (P/E) multiple. The stock’s price rose fairly steadily with few ups and downs during the period. Microsoft also contributed positively to results. I selected this stock because it had become very attractively valued last year. Since then, Microsoft has rolled out new products, including the latest version

“My view remains that the recovery
in the U.S. economy will be less
robust than we have seen after most
recessions in the past.”

David Calabro

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of portfolio market value. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

of the Windows 7 operating system and a new Internet search engine, Bing, which is helping to attract advertising dollars. Another positive contributor was Kellogg Company, the cereal company based in Michigan. Consumer spending on food tends to hold up better in a weak economy than spending on morediscretionary items. Kellogg is also welldiversified globally, with production in 18 countries and sales in 180 markets.

IN THE NEWS

After two straight years of stagnation, the global economy is recovering faster than previously thought. In its World Economic Outlook released in late January, the International Monetary Fund (IMF) upgraded its view on global growth — predicting that world economies will expand 3.9% in 2010, up from –0.8% last year. The recovery, according to the IMF, will not be consistent across the board, with emerging markets leading more advanced economies, which remain dependent on government stimulus. Asia, in particular, will lead the pack, with strong growth from China and India. Meanwhile, the United States is already showing signs of growth, with gross domestic product (GDP) increasing by 5.9% in the fourth quarter of 2009, up from 2.2% in the third quarter.

What stocks underperformed?

David: Defense contractor Lockheed Martin lagged the benchmark during the period. Investors have become concerned about the pace of earnings growth in 2010 and beyond. As a result, the market pushed the stock’s price lower, and compressed its P/E multiple. We still believe the shares are a value and continue to own the stock. Boston Scientific was another underperformer during the period. This medical device maker is having trouble executing its business plan in a consistent fashion and earnings estimates were reduced, leading the stock to underperform the benchmark.

Could you provide an update
on the bond market and the fund’s
fixed-income strategy?

Raman: The recovery in the fixed-income markets continued through the end of 2009 and into January 2010. Many areas of the bond market are still returning to normal following the 2008 financial crisis. The safest securities have returned to normal price levels, including Treasuries and plain-vanilla agency pass-through securities, but several other sectors still offer very attractive yields and return possibilities.

We positioned the fund with several strategies that benefited from this recovery. First, we favored commercial and residential mortgage securities. Although we think that real estate will continue to deteriorate, we have selected mortgage-backed securities that are high quality and that we believe can be solid investments even if real estate prices drop further. We also generated returns from our selection of corporate bonds, where we favored a number of industrial and financial companies. In addition to security selection, we pursued a term structure strategy by focusing on bonds with intermediate maturities. This helped to moderate the portfolio’s interest-rate risk. While long-term bond yields are low by historical standards, there has been a lot of volatility at the long end of the yield curve. Intermediate maturities were less volatile.

Did you make any changes to your strategy
during the period?

Raman: We gradually reduced the fund’s positions in mortgage-backed pass-through securities. This area of the market has performed well, thanks in part to the quantitative easing program and other interventions by the Federal Reserve Board [the Fed]. With the Fed now poised to end quantitative easing early in 2010, we were concerned that yield spreads in this sector would widen. We repositioned these assets to high-quality corporate bonds, favoring the industrial and financials sectors. Clearly, both of these sectors have risks, but we favored securities with very high credit quality along with attractive yields. We believe the yield can help protect returns from any risks the securities may encounter. Another tactic we employed was to build small positions in a large number of issues, rather than make large concentrations. This should reduce the impact if a single security proves disappointing.

What is your outlook for the bond market
and inflation?

Raman: I believe that corporate bonds and high-quality commercial mortgage-backed securities still offer attractive opportunities. I would note, however, that our mortgage strategy favors commercial rather than residential housing, and we are concerned about the real estate market. With the cash flow structure of commercial mortgages, we can invest in securities that are insulated from the impact of falling real estate prices. Our outlook for housing remains negative, and we think falling housing prices will keep inflation below the market’s expectations in the near term. In the longer term, we are more concerned that inflation will become a factor, and we are carefully managing the portfolio’s interest-rate sensitivity. I believe that interest rates are likely to move higher because of the large amounts of new Treasury debt coming to the market and the end of the Fed’s quantitative easing program.

What is your outlook for equities?

David: There are reasons to be optimistic for further market appreciation while keeping in mind the challenges ahead. As I mentioned, the economic recovery doesn’t appear strong enough to dispel all doubts for the equity market. Stocks could be volatile this year, but, in my opinion, a repeat of 2008 is highly unlikely. I have positioned the stock portfolio defensively, with overweight positions in health care and consumer staples, and a smaller overweight in technology. I continue to like multinational companies, because they can profit from the global economic recovery, which seems to be accelerating more vigorously than the U.S. economy. The largest sector underweight in the portfolio is financials. This sector is not out of the woods. Housing prices are still falling, and consumer credit risk is increasing. Also, the government this year will be withdrawing the programs that have helped to stabilize the financial system, and this could cause volatility.

The fund remains balanced not just by asset classes, but by philosophy. We do not take large risks with individual securities or sector weightings. The fund has built a heritage of over 70 years by serving investors with a combination of capital growth and current income in all market conditions, and our role is to carry this heritage into the future.

Thank you both for your comments today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

During the semiannual period the fund’s dividend was reduced by approximately 49%, from $0.098 to $0.050 per class A share because of the repositioning of the bond portfolio. Some of the highest-yielding mortgage-backed and asset-backed securities were sold and were replaced by securities with lower yields. The dividend reductions for other share classes of the portfolio may vary slightly.

Portfolio Manager David Calabro holds a B.A. from Williams College. David joined Putnam in 2008 and has been in the investment industry since 1982.

Portfolio Manager Raman Srivastava is Team Leader of Portfolio Construction in the Core Fixed Income Group at Putnam. He has an M.S. in Computational Finance from Carnegie Mellon University and a B.S. from the University of Waterloo. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1997.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.56%	8.48%	7.55%	7.55%	7.75%	7.75%	7.82%	7.77%	8.30%	8.63%

10 years	14.48	7.89	6.17	6.17	6.13	6.13	9.03	5.23	11.83	17.44
Annual average	1.36	0.76	0.60	0.60	0.60	0.60	0.87	0.51	1.12	1.62

5 years	–11.81	–16.87	–15.05	–16.26	–15.03	–15.03	–13.87	–16.87	–12.76	–10.61
Annual average	–2.48	–3.63	–3.21	–3.49	–3.20	–3.20	–2.94	–3.63	–2.69	–2.22

3 years	–25.97	–30.22	–27.64	–29.42	–27.63	–27.63	–27.01	–29.55	–26.43	–25.36
Annual average	–9.54	–11.30	–10.22	–10.97	–10.22	–10.22	–9.96	–11.02	–9.73	–9.29

1 year	27.55	20.18	26.64	21.64	26.65	25.65	27.05	22.54	27.34	27.90

6 months	8.01	1.78	7.70	2.70	7.56	6.56	7.86	4.11	7.91	8.21

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns For periods ended 1/31/10

		Barclays Capital		Lipper Balanced
	Russell 1000	Aggregate	George Putnam	Funds category
	Value Index	Bond Index	Blended Index†	average‡

Annual average (life of fund)	—*	—*	—*	—*

10 years	28.26%	88.19%	59.98%	27.70%
Annual average	2.52	6.53	4.81	2.35

5 years	–2.30	28.58	14.18	10.42
Annual average	–0.46	5.16	2.69	1.95

3 years	–27.59	21.12	–7.09	–7.02
Annual average	–10.20	6.60	–2.42	–2.45

1 year	31.44	8.51	23.12	26.83

6 months	10.70	3.87	8.18	7.76

Index and Lipper results should be compared to fund performance at net asset value.

* The indexes were not in existence at the time of the fund’s inception. The Russell 1000 Value Index and the George Putnam Blended Index commenced 12/31/78. The Barclays Capital Aggregate Bond Index commenced 12/31/75. The Lipper Balanced Funds category average commenced 12/31/59.

†The Blended Index is composed of 60% Russell 1000 Value Index and 40% Barclays Capital Aggregate Bond Index.

‡ Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 1/31/10, there were 792, 775, 704, 520, and 264 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	2		2	2	2		2	2

Income	$0.148		$0.108	$0.109	$0.123		$0.136	$0.161

Capital gains	—		—	—	—		—	—

Total	$0.148		$0.108	$0.109	$0.123		$0.136	$0.161

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/09	$10.14	$10.76	$10.02	$10.08	$10.01	$10.37	$10.11	$10.17

1/31/10	10.80	11.46	10.68	10.73	10.67	11.06	10.77	10.84

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	1.85%	1.75%	1.09%	1.12%	1.39%	1.34%	1.63%	2.10%

Current 30-day SEC yield [2]	N/A	2.10%	1.47%	1.47%	N/A	1.66%	1.97%	2.48%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, are annualized and divided by NAV or POP at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.59%	8.50%	7.58%	7.58%	7.78%	7.78%	7.85%	7.80%	8.32%	8.65%

10 years	13.22	6.73	4.99	4.99	5.06	5.06	7.90	4.09	10.62	16.22
Annual average	1.25	0.65	0.49	0.49	0.49	0.49	0.76	0.40	1.01	1.51

5 years	–11.49	–16.57	–14.84	–16.05	–14.73	–14.73	–13.60	–16.62	–12.49	–10.34
Annual average	–2.41	–3.56	–3.16	–3.44	–3.14	–3.14	–2.88	–3.57	–2.63	–2.16

3 years	–24.21	–28.57	–25.94	–27.76	–25.86	–25.86	–25.25	–27.88	–24.67	–23.59
Annual average	–8.83	–10.61	–9.53	–10.27	–9.49	–9.49	–9.25	–10.32	–9.01	–8.58

1 year	25.80	18.59	24.74	19.74	24.88	23.88	25.15	20.82	25.45	26.15

6 months	14.62	8.03	14.13	9.13	14.17	13.17	14.43	10.38	14.54	14.82

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 7/31/09*	1.18%	1.93%	1.93%	1.68%	1.43%	0.93%

Annualized expense ratio for the six-month period
ended 1/31/10 †	1.46%	2.21%	2.21%	1.96%	1.71%	1.21%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects projected expenses based on a new expense arrangement and the fund’s recent (8/31/09) asset level. Excludes estimated interest expense accruing in connection with the elimination of certain derivative contracts which amounted to 0.11%.

† Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.16% of average net assets for the six months ended 1/31/10.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in The George Putnam Fund of Boston from August 1, 2009, to January 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$7.65	$11.57	$11.56	$10.27	$8.96	$6.35

Ending value (after expenses)	$1,080.10	$1,077.00	$1,075.60	$1,078.60	$1,079.10	$1,082.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2010, use the following calculation method. To find the value of your investment on August 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$7.43	$11.22	$11.22	$9.96	$8.69	$6.16

Ending value (after expenses)	$1,017.85	$1,014.06	$1,014.06	$1,015.32	$1,016.59	$1,019.11

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the Russell 1000 Value Index and 40% of which is the Barclays Capital Aggregate Bond Index.

BofA Merrill Lynch U.S. 3-month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2009. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example,

changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 38th percentile in management fees and in the 45th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Balanced Funds) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	97th

Three-year period	95th

Five-year period	95th

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 848, 673 and 522 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

The Trustees noted the disappointing performance for certain funds, as well as certain circumstances that may have contributed to that performance and the actions taken by Putnam Management to address these funds’ performance, as detailed below. The Trustees also considered the four broad initiatives that Putnam Management has implemented to improve its investment approach, to reduce the likelihood of fourth quartile results, and to deliver on its long-term investment goals. Specifically, Putnam Management has:

1. Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers;

2. Clarified Putnam Management’s investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

3. Strengthened Putnam Management’s large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

4. Realigned compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, a new portfolio manager was added to the fund’s management team. The Trustees also noted the fund’s improved year-to-date performance as of March 31,  2009.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company (“PFTC”) entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for your fund. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds, which do not pay management fees to Putnam Management) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

The George Putnam Fund of Boston	0.542%	0.570%	(0.028)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam

Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2010, Putnam employees had approximately $294,000,000 and the Trustees had approximately $45,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 1/31/10 (Unaudited)

COMMON STOCKS (55.4%)*	Shares	Value

Basic materials (1.4%)
Alcoa, Inc.	130,800	$1,665,084

Dow Chemical Co. (The)	98,100	2,657,529

E.I. du Pont de Nemours & Co.	175,800	5,732,838

Nucor Corp.	100,700	4,108,560

PPG Industries, Inc.	71,700	4,207,356

Weyerhaeuser Co.	44,300	1,767,570

		20,138,937
Capital goods (3.3%)
Avery Dennison Corp.	23,100	750,981

Boeing Co. (The)	49,300	2,987,580

Caterpillar, Inc.	44,100	2,303,784

Deere (John) & Co.	42,400	2,117,880

Emerson Electric Co.	64,300	2,671,022

Lockheed Martin Corp.	158,500	11,811,420

Northrop Grumman Corp.	73,200	4,143,120

Parker-Hannifin Corp.	97,700	5,462,407

Raytheon Co.	152,500	7,995,575

United Technologies Corp.	94,100	6,349,868

		46,593,637
Communication services (3.5%)
AT&T, Inc.	817,082	20,721,200

Comcast Corp. Class A	334,400	5,293,552

DIRECTV Class A †	107,400	3,259,590

DISH Network Corp. Class A	71,600	1,307,416

Time Warner Cable, Inc.	104,800	4,568,232

Verizon Communications, Inc.	366,500	10,782,430

Vodafone Group PLC ADR (United Kingdom)	190,500	4,088,130

		50,020,550
Conglomerates (1.6%)
3M Co.	44,800	3,605,952

General Electric Co.	655,200	10,535,616

Honeywell International, Inc.	77,700	3,002,328

Tyco International, Ltd.	142,400	5,045,232

		22,189,128
Consumer cyclicals (4.0%)
D.R. Horton, Inc.	79,600	938,484

Gap, Inc. (The)	43,200	824,256

Home Depot, Inc. (The)	238,000	6,666,380

Lowe’s Cos., Inc.	201,200	4,355,980

Marriott International, Inc. Class A	60,220	1,579,571

Staples, Inc.	149,900	3,516,654

Target Corp.	123,300	6,321,591

Time Warner, Inc.	249,500	6,848,775

TJX Cos., Inc. (The)	184,800	7,024,248

Viacom, Inc. Class B †	227,200	6,620,608

Wal-Mart Stores, Inc.	93,800	5,011,734

Walt Disney Co. (The)	180,000	5,319,000

Whirlpool Corp.	11,200	842,016

		55,869,297

COMMON STOCKS (55.4%)* cont.	Shares	Value

Consumer staples (5.4%)
Campbell Soup Co.	105,700	$3,499,727

Clorox Co.	135,700	8,029,369

Coca-Cola Co. (The)	18,400	998,200

CVS Caremark Corp.	253,500	8,205,795

General Mills, Inc.	31,300	2,232,003

Kellogg Co.	151,300	8,233,746

Kimberly-Clark Corp.	140,500	8,344,295

Kraft Foods, Inc. Class A	196,562	5,436,905

Kroger Co.	131,700	2,822,331

Lorillard, Inc.	56,700	4,292,190

Newell Rubbermaid, Inc.	181,800	2,467,026

Philip Morris International, Inc.	345,000	15,700,950

Procter & Gamble Co. (The)	92,300	5,681,065

		75,943,602
Energy (8.9%)
Anadarko Petroleum Corp.	77,200	4,923,816

Chevron Corp.	420,300	30,312,036

ConocoPhillips	102,800	4,934,400

Devon Energy Corp.	50,200	3,358,882

EOG Resources, Inc.	21,700	1,962,114

Exxon Mobil Corp.	453,500	29,219,005

Halliburton Co.	198,900	5,809,869

Marathon Oil Corp.	294,600	8,782,026

Newfield Exploration Co. †	90,300	4,419,282

Noble Corp. (Switzerland)	76,600	3,088,512

Occidental Petroleum Corp.	137,300	10,756,082

Total SA ADR (France)	211,700	12,191,803

Valero Energy Corp.	188,100	3,464,802

Williams Cos., Inc. (The)	96,100	2,002,724

		125,225,353
Financials (11.1%)
ACE, Ltd.	150,100	7,395,427

Allstate Corp. (The)	115,000	3,441,950

Bank of America Corp.	760,500	11,544,390

Bank of New York Mellon Corp. (The)	365,600	10,635,304

Chubb Corp. (The)	183,100	9,155,000

Equity Residential R	103,148	3,305,893

Everest Re Group, Ltd.	37,400	3,206,676

Goldman Sachs Group, Inc. (The)	96,310	14,323,223

JPMorgan Chase & Co.	643,700	25,065,678

Marsh & McLennan Cos., Inc.	195,000	4,204,200

MetLife, Inc.	271,200	9,578,784

Morgan Stanley	276,640	7,408,419

PNC Financial Services Group, Inc.	97,800	5,421,054

RenaissanceRe Holdings, Ltd.	65,500	3,548,790

Simon Property Group, Inc. R	36,162	2,603,664

State Street Corp.	100,600	4,313,728

COMMON STOCKS (55.4%)* cont.	Shares	Value

Financials cont.
SunTrust Banks, Inc.	77,900	$1,895,307

Travelers Cos., Inc. (The)	230,100	11,659,167

U.S. Bancorp	90,000	2,257,200

Wells Fargo & Co.	522,200	14,846,146

		155,810,000
Health care (7.7%)
Abbott Laboratories	94,600	5,008,124

Aetna, Inc.	182,100	5,457,537

Amgen, Inc. †	24,100	1,409,368

Baxter International, Inc.	101,400	5,839,626

Boston Scientific Corp. †	315,300	2,721,039

Bristol-Myers Squibb Co.	150,900	3,675,924

Covidien PLC (Ireland)	167,112	8,449,183

Genzyme Corp. †	19,300	1,047,218

Hospira, Inc. †	75,400	3,818,256

Johnson & Johnson	250,100	15,721,286

McKesson Corp.	83,900	4,934,998

Medtronic, Inc.	151,800	6,510,702

Merck & Co., Inc.	280,300	10,701,854

Pfizer, Inc.	1,487,758	27,761,564

WellPoint, Inc. †	86,000	5,479,920

		108,536,599
Technology (4.5%)
Atmel Corp. †	841,300	3,903,632

Cisco Systems, Inc. †	239,100	5,372,577

Electronic Arts, Inc. †	78,100	1,271,468

EMC Corp. †	436,700	7,279,789

IBM Corp.	56,400	6,902,796

Intel Corp.	270,000	5,238,000

KLA-Tencor Corp.	158,200	4,461,240

Microsoft Corp.	273,100	7,695,958

Motorola, Inc.†	551,300	3,390,495

Nokia Corp. ADR (Finland)	125,500	1,718,095

Oracle Corp.	106,400	2,453,584

Qualcomm, Inc.	39,700	1,555,843

Texas Instruments, Inc.	111,300	2,504,250

Thermo Fisher Scientific, Inc. †	99,800	4,605,770

Yahoo!, Inc. †	320,300	4,807,703

		63,161,200
Transportation (0.6%)
Burlington Northern Santa Fe Corp.	50,100	4,996,473

FedEx Corp.	28,700	2,248,645

United Parcel Service, Inc. Class B	24,300	1,403,811

		8,648,929
Utilities and power (3.4%)
Ameren Corp.	131,400	3,357,270

American Electric Power Co., Inc.	159,000	5,509,350

Dominion Resources, Inc.	44,900	1,681,954

Duke Energy Corp.	127,100	2,100,963

COMMON STOCKS (55.4%)* cont.	Shares	Value

Utilities and power cont.
Edison International	247,800	$8,256,696

El Paso Corp.	279,900	2,840,985

Entergy Corp.	112,700	8,600,137

Exelon Corp.	42,600	1,943,412

FPL Group, Inc.	17,600	858,176

PG&E Corp.	223,350	9,434,304

Wisconsin Energy Corp.	58,000	2,838,520

		47,421,767

Total common stocks (cost $693,631,611)		$779,558,999

CORPORATE BONDS AND NOTES (13.2%)*	Principal amount	Value

Basic materials (1.0%)
Allegheny Technologies, Inc. sr. unsec.
unsub. notes 9 3/8s, 2019	$30,000	$35,818

ArcelorMittal sr. unsec. unsub. 9.85s, 2019
(Luxembourg)	1,545,000	1,957,164

Dow Chemical Co. (The) notes 9.4s, 2039	250,000	329,675

Dow Chemical Co. (The) sr. unsec. notes 7.6s, 2014	894,000	1,028,575

Dow Chemical Co. (The) sr. unsec.
unsub. notes 8.55s, 2019	1,125,000	1,345,410

Dow Chemical Co. (The) sr. unsec. unsub. notes 5.9s,
2015	880,000	954,179

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017	1,450,000	1,576,875

Holcim, Ltd. 144A company guaranty 6s, 2019
(Switzerland)	275,000	289,480

International Paper Co. bonds 7.95s, 2018	446,000	516,824

International Paper Co. sr. unsec. notes 9 3/8s, 2019	1,133,000	1,404,920

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016	733,000	801,347

Rio Tinto Finance USA LTD company
guaranty sr. unsec. notes 9s, 2019 (Australia)	450,000	574,609

Sealed Air Corp. 144A notes 5 5/8s, 2013	210,000	216,324

Teck Resources, Ltd. sr. notes 10 3/4s, 2019 (Canada)	35,000	41,213

Teck Resources, Ltd. sr. notes 10 1/4s, 2016 (Canada)	51,000	58,268

Teck Resources, Ltd. sr. notes 9 3/4s, 2014 (Canada)	43,000	49,128

Vale Overseas, Ltd. company guaranty unsec.
unsub. notes 5 5/8s, 2019	1,909,000	1,939,475

Westvaco Corp. unsec. notes 7 1/2s, 2027	11,000	10,603

Xstrata Finance Canada, Ltd. 144A company
guaranty 5.8s, 2016 (Canada)	735,000	776,457

		13,906,344
Capital goods (0.3%)
Allied Waste North America, Inc. company
guaranty sr. unsec. notes 6 7/8s, 2017	1,595,000	1,722,600

Ball Corp. company guaranty sr. unsec. notes 7 1/8s, 2016	1,000	1,043

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	767,000	848,798

Parker Hannifin Corp. sr. unsec.
unsub. notes Ser. MTN, 6 1/4s, 2038	975,000	1,062,866

CORPORATE BONDS AND NOTES (13.2%)* cont.	Principal amount	Value

Capital goods cont.
Republic Services, Inc. 144A sr. unsec. notes 5 1/2s, 2019	$240,000	$248,892

Thomas & Betts Corp. sr. unsec. unsub. notes 5 5/8s, 2021	280,000	287,599

United Technologies Corp. sr. unsec. notes 6 1/8s, 2038	430,000	469,066

		4,640,864
Communication services (1.2%)
American Tower Corp. 144A notes 4 5/8s, 2015	555,000	572,142

American Tower Corp. 144A sr. unsec. notes 7 1/4s, 2019	800,000	896,000

AT&T Wireless Services, Inc. sr. notes 8 3/4s, 2031	285,000	369,506

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	245,000	258,621

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	2,369,000	2,413,630

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	450,000	518,303

Comcast Cable Communications company
guaranty sr. unsub. notes 8 7/8s, 2017	290,000	354,416

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	225,000	245,941

Cox Communications, Inc. notes 7 1/8s, 2012	745,000	836,153

Cox Communications, Inc. 144A notes 5 7/8s, 2016	289,000	310,162

France Telecom notes 8 1/2s, 2031 (France)	180,000	238,456

Rogers Wireless, Inc. sec. notes 6 3/8s, 2014 (Canada)	122,000	136,655

TCI Communications, Inc. company guaranty 7 7/8s, 2026	1,085,000	1,270,394

TCI Communications, Inc. debs. 9.8s, 2012	467,000	531,888

Telefonica Emisones SAU company guaranty 6.221s,
2017 (Spain)	385,000	428,708

Telefonica Europe BV company guaranty 8 1/4s, 2030 (Spain)	595,000	747,324

Time Warner Cable, Inc. company
guaranty sr. notes 7.3s, 2038	640,000	712,417

Time Warner Cable, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2014	150,000	175,209

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2039	355,000	376,318

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	110,000	138,637

Verizon New England, Inc. sr. notes 6 1/2s, 2011	742,000	797,427

Verizon New Jersey, Inc. debs. 8s, 2022	770,000	876,752

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	980,000	1,122,945

Verizon Wireless, Inc. sr. unsec.
unsub. notes 5.55s, 2014	2,170,000	2,393,347

		16,721,351
Conglomerates (0.1%)
Siemens Financieringsmaatschappij 144A notes 5 3/4s,
2016 (Netherlands)	680,000	748,963

		748,963
Consumer cyclicals (0.7%)
Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	279,000	287,719

DaimlerChrysler NA Holding Corp. company
guaranty 6 1/2s, 2013 (Germany)	565,000	633,775

DaimlerChrysler NA Holding Corp. company
guaranty sr. unsec. unsub. notes 5 7/8s,
2011 (Germany)	312,000	326,317

CORPORATE BONDS AND NOTES (13.2%)* cont.	Principal amount	Value

Consumer cyclicals cont.
DaimlerChrysler NA Holding Corp. company
guaranty unsec. unsub. notes Ser. MTN, 5 3/4s,
2011 (Germany)	$630,000	$669,628

DIRECTV Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 5 7/8s, 2019	820,000	857,812

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	731,000	779,429

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6 5/8s, 2011	265,000	275,931

News America Holdings, Inc. company guaranty
7 3/4s, 2024	1,045,000	1,238,465

News America Holdings, Inc. debs. 7 3/4s, 2045	1,064,000	1,267,308

Omnicom Group, Inc. sr. notes 5.9s, 2016	635,000	684,701

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019	182,000	209,300

Target Corp. bonds 6 1/2s, 2037	405,000	442,960

Time Warner Entertainment Co., LP debs. Ser. *,
8 3/8s, 2023	170,000	208,580

Time Warner, Inc. debs. 9.15s, 2023	340,000	421,349

Time Warner, Inc. debs. 9 1/8s, 2013	592,000	693,277

Viacom, Inc. company guaranty 5 5/8s, 2012	158,000	167,704

Viacom, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2012	32,000	35,176

Viacom, Inc. unsec. sr. company guaranty 7 7/8s, 2030	490,000	537,422

Whirlpool Corp. sr. unsec. notes 8.6s, 2014	110,000	126,970

		9,863,823
Consumer staples (1.0%)
Altria Group, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2019	220,000	270,878

Altria Group, Inc. company guaranty sr. unsec.
unsub. notes 8 1/2s, 2013	275,000	321,765

Anheuser-Busch InBev Worldwide, Inc. 144A company
guaranty sr. notes 8.2s, 2039	165,000	212,911

Anheuser-Busch InBev Worldwide, Inc. 144A company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019	1,570,000	1,862,201

Campbell Soup Co. debs. 8 7/8s, 2021	855,000	1,136,355

CVS Caremark Corp. sr. unsec. FRN 6.302s, 2037	1,243,000	1,155,990

CVS Caremark Corp. 144A company
guaranty notes 7.507s, 2032	765,000	824,364

Diageo Capital PLC company guaranty 5.2s, 2013
(United Kingdom)	395,000	427,791

Diageo PLC company guaranty 8s, 2022 (Canada)	820,000	1,026,501

Fortune Brands, Inc. sr. unsec. unsub. notes 3s, 2012	850,000	850,250

General Mills, Inc. sr. unsec. notes 5.65s, 2019	130,000	140,380

HJ Heinz Finance Co. 144A company guaranty
7 1/8s, 2039	360,000	423,564

Kraft Foods, Inc. notes 6 1/8s, 2018	765,000	819,812

Kroger Co. company guaranty 6 3/4s, 2012	275,000	301,412

CORPORATE BONDS AND NOTES (13.2%)* cont.	Principal amount	Value

Consumer staples cont.
Kroger Co. company guaranty 6.4s, 2017	$500,000	$558,720

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	535,000	591,659

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	600,000	616,408

SABMiller PLC 144A notes 6 1/2s, 2018
(United Kingdom)	540,000	598,784

Tesco PLC 144A sr. unsec. unsub. notes 6.15s, 2037
(United Kingdom)	640,000	672,671

Tyson Foods, Inc. sr. unsec. notes 8 1/4s, 2011	285,000	306,375

WPP Finance UK company guaranty sr. unsec. notes 8s,
2014 (United Kingdom)	690,000	790,913

		13,909,704
Energy (0.5%)
Chesapeake Energy Corp. sr. unsec. notes 7 5/8s, 2013	10,000	10,475

Devon Energy Corp. sr. notes 6.3s, 2019	265,000	296,913

EnCana Corp. sr. unsec. notes 6 1/2s, 2019 (Canada)	175,000	196,933

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	205,000	222,250

Forest Oil Corp. sr. notes 8s, 2011	610,000	636,688

Halliburton Co. sr. unsec. notes 7.45s, 2039	235,000	291,195

Kerr-McGee Corp. sec. notes 6.95s, 2024	190,000	213,917

Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	225,000	238,905

Motiva Enterprises, LLC 144A sr. unsec. notes 6.85s, 2040	220,000	237,447

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	650,000	646,750

Nexen, Inc. sr. unsec. unsub. notes 7 1/2s, 2039 (Canada)	325,000	366,595

Peabody Energy Corp. sr. notes 5 7/8s, 2016	805,000	794,938

Ras Laffan Liquefied Natural Gas Co., Ltd. 144A
company guaranty sr. notes 5 1/2s, 2014 (Qatar)	675,000	708,010

Weatherford International, Inc. company
guaranty sr. unsec. unsub. bonds 6.8s, 2037	245,000	246,799

Weatherford International, Inc. company
guaranty sr. unsec. unsub. bonds 6.35s, 2017	280,000	300,931

Weatherford International, Ltd. sr. notes 5 1/2s,
2016 (Switzerland)	455,000	473,881

Williams Cos., Inc. (The) sr. unsec. notes 8 3/4s, 2020	325,000	417,625

Woodside Finance Ltd. 144A notes 4 1/2s, 2014 (Australia)	325,000	335,137

XTO Energy, Inc. sr. unsec. notes 6 3/4s, 2037	225,000	261,872

XTO Energy, Inc. sr. unsec. unsub. notes 6 1/2s, 2018	180,000	206,638

		7,103,899
Financials (4.9%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	300,000	300,480

AGFC Capital Trust I 144A company guaranty 6s, 2067	620,000	294,500

Allstate Life Global Funding Trusts notes Ser. MTN,
5 3/8s, 2013	326,000	353,725

American Express Bank FSB notes Ser. BKN1, 5.55s, 2012	1,160,000	1,249,404

American Express Bank FSB sr. unsec. FRN Ser. BKNT,
0.533s, 2017	545,000	502,361

American Express Travel Related Services Co., Inc.
sr. unsec. unsub. notes FRN Ser. EMTN, 0.429s, 2011	385,000	369,689

AON Corp. jr. unsec. sub. notes Ser. *, 8.205s, 2027	620,000	642,382

Bank of America NA sub. notes Ser. BKNT, 5.3s, 2017	315,000	310,205

CORPORATE BONDS AND NOTES (13.2%)* cont.	Principal amount	Value

Financials cont.
Bank One Corp. unsec. unsub. notes 5.9s, 2011	$1,000,000	$1,070,230

BankAmerica Capital III bank guaranty jr. unsec. FRN
Ser. *, 0.821s, 2027	2,245,000	1,525,473

Barclays Bank PLC sr. unsec. unsub. notes 5s, 2016	270,000	276,407

Barclays Bank PLC 144A sub. notes 10.179s, 2021	804,000	1,064,142

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017	1,415,000	1,463,066

Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017	500,000	549,364

Bear Stearns Cos., Inc. (The) sr. unsec.
notes 7 1/4s, 2018	331,000	379,585

Bosphorus Financial Services, Ltd. 144A
sr. notes FRN 2.073s, 2012	1,337,625	1,278,633

Capital One Bank USA NA sub. notes 8.8s, 2019	385,000	466,808

Capital One Capital III company guaranty 7.686s, 2036	320,000	300,800

Capital One Capital VI company guaranty jr.
sub. stock 8 7/8s, 2040	442,000	460,442

Chubb Corp. (The) sr. notes 6 1/2s, 2038	765,000	858,545

Citigroup, Inc. sr. unsec. sub. FRN 0.527s, 2016	123,000	104,777

Citigroup, Inc. sr. unsec. unsub. notes 6 1/8s, 2017	700,000	707,946

Citigroup, Inc. sr. unsec. unsub. notes 5 1/4s, 2012	1,270,000	1,334,370

Citigroup, Inc. sr. unsec. unsub. notes FRN 0.423s, 2010	905,000	904,193

Citigroup, Inc. sub. notes 5s, 2014	1,369,000	1,339,884

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032	31,000	28,519

CNA Financial Corp. unsec. notes 6s, 2011	730,000	765,555

Commonwealth Bank of Australia 144A sr. unsec.
notes 3 3/4s, 2014 (Australia)	1,220,000	1,240,123

Credit Suisse Guernsey Ltd. jr. sub. FRN 5.86s, 2049
(United Kingdom)	354,000	311,520

Credit Suisse USA, Inc. sr. unsec. notes 5.3s, 2019	475,000	488,317

Deutsche Bank AG/London sr. unsec. notes 3 7/8s,
2014 (United Kingdom)	635,000	654,169

Deutsche Bank Capital Funding Trust VII 144A FRB
5.628s, 2049	285,000	228,000

Digital Realty Trust LP 144A bonds 5 7/8s, 2020 R	1,755,000	1,722,995

Dresdner Funding Trust I 144A bonds 8.151s, 2031	450,000	363,375

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	361,000	358,760

Duke Realty LP sr. unsec. notes 6 1/4s, 2013 R	35,000	36,979

Federal Realty Investment Trust sr. unsec.
unsub. notes 5.95s, 2014 R	650,000	690,792

Fleet Capital Trust V bank guaranty FRN 1.254s, 2028	187,000	127,422

Fund American Cos., Inc. notes 5 7/8s, 2013	347,000	357,575

GATX Financial Corp. notes 5.8s, 2016	560,000	559,647

General Electric Capital Corp. sr. unsec. FRN
Ser. MTN, 0.473s, 2016	455,000	414,282

General Electric Capital Corp. sr. unsec. FRN
Ser. MTN, 0.379s, 2012	1,720,000	1,681,978

General Electric Capital Corp. sr. unsec.
notes 5 1/2s, 2020	1,320,000	1,308,863

CORPORATE BONDS AND NOTES (13.2%)* cont.	Principal amount	Value

Financials cont.
General Electric Capital Corp. sr. unsec.
notes Ser. MTN, 6 7/8s, 2039	$1,589,000	$1,651,814

General Electric Capital Corp. sub. notes FRN
6 3/8s, 2067	355,000	311,956

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	760,000	881,064

Goldman Sachs Group, Inc. (The) sr. notes 5.45s, 2012	302,000	324,481

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	745,000	739,595

HCP, Inc. sr. unsec. Ser. MTN, 6.7s, 2018 R	15,000	15,175

Health Care Property Investors, Inc. sr. unsec.
notes 6s, 2017	295,000	291,987

Health Care REIT, Inc. sr. notes 6s, 2013 R	385,000	405,881

Highwood Properties, Inc. sr. unsec. bonds 5.85s, 2017 R	1,005,000	972,983

HSBC Finance Capital Trust IX FRN 5.911s, 2035	2,000,000	1,687,500

HSBC Holdings PLC sub. notes 6 1/2s, 2037
(United Kingdom)	905,000	946,756

JPMorgan Chase Bank NA sub. notes Ser. BKNT, 6s, 2017	1,000,000	1,073,074

JPMorgan Chase Capital XVIII bonds Ser. R, 6.95s, 2036	499,000	496,129

JPMorgan Chase Capital XXIII company guaranty jr.
unsec. sub. notes FRN 1.273s, 2047	2,820,000	1,974,860

JPMorgan Chase Capital XXV bonds Ser. Y, 6.8s, 2037	523,000	526,978

Liberty Mutual Group 144A company guaranty jr.
sub. notes FRB 10 3/4s, 2058	1,289,000	1,431,250

Liberty Mutual Insurance 144A notes 7.697s, 2097	1,060,000	920,717

Massachusetts Mutual Life Insurance Co. 144A
notes 8 7/8s, 2039	495,000	640,136

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038	1,565,000	1,721,760

Merrill Lynch & Co., Inc. notes FRN Ser. MTN,
0.449s, 2011	835,000	828,143

MetLife Capital Trust IV 144A jr. sub. debs. 7 7/8s, 2067	1,300,000	1,300,000

MetLife, Inc. jr. unsec. sub. notes 6.4s, 2036	590,000	519,200

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	465,000	466,960

Nationwide Health Properties, Inc. notes 6 1/2s, 2011 R	680,000	708,731

Nationwide Health Properties, Inc. unsec.
notes 6 1/4s, 2013 R	382,000	402,942

Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031	415,000	416,176

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	370,000	283,072

Progressive Corp. (The) jr. unsec. sub. unsec. deb.
FRN 6.7s, 2037	2,520,000	2,318,400

Prudential Financial, Inc. sr. notes 7 3/8s, 2019	600,000	690,817

Prudential Financial, Inc. sr. notes 6.2s, 2015	190,000	210,869

Prudential Holdings LLC sr. notes FRN Ser. FSA,
1.129s, 2017	210,000	169,537

Royal Bank of Scotland Group PLC sr. unsec.
unsub. notes 6.4s, 2019 (United Kingdom)	355,000	365,064

Simon Property Group LP sr. unsec. notes 6 3/4s, 2014 R	1,581,000	1,748,716

Simon Property Group LP sr. unsec.
unsub. notes 5.65s, 2020 R	756,000	758,762

Simon Property Group LP unsub. bonds 5 3/4s, 2015 R	371,000	394,398

CORPORATE BONDS AND NOTES (13.2%)* cont.	Principal amount	Value

Financials cont.
SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	$381,000	$382,976

State Street Capital Trust IV company guaranty jr.
unsec. sub. bond FRB 1.254s, 2037	1,425,000	1,010,898

TD Ameritrade Holding Corp. company
guaranty sr. unsec. unsub. notes 5.6s, 2019	480,000	485,172

Teachers Insurance & Annuity Association of America
144A notes 6.85s, 2039	750,000	808,328

Travelers Cos., Inc. (The) sr. unsec. notes 5.9s, 2019	130,000	143,282

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	1,060,000	1,133,328

Wachovia Capital Trust V 144A bank guaranty jr.
unsec. sub. note 7.965s, 2027	1,035,000	1,021,166

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	145,000	153,440

Wachovia Corp. sr. unsec. notes Ser. MTN, 5 1/2s, 2013	1,140,000	1,236,045

WEA Finance LLC /WT Finance Aust. Pty. Ltd. 144A
company guaranty sr. unsec. notes 7 1/2s, 2014	895,000	1,021,105

WEA Finance LLC/ WT Finance Aust. Pty. Ltd. 144A
company guaranty sr. unsec. notes 6 3/4s, 2019	900,000	978,737

Wells Fargo Bank NA unsec. sub. notes FRN 0.483s, 2016	710,000	651,201

Wells Fargo Capital XV jr. sub. unsec. company
guaranty FRN 9 3/4s, 2049	435,000	462,188

Westpac Capital Trust III 144A unsec. sub. notes FRN
5.819s, 2049 (Australia)	1,010,000	874,458

ZFS Finance USA Trust I 144A bonds FRB 6 1/2s, 2037	159,000	141,510

		68,545,999
Government (0.6%)
European Investment Bank sr. unsec.
unsub. notes 4 7/8s, 2036 (Supra-Nation)	4,000,000	3,921,000

International Bank for Reconstruction & Development
unsec. unsub. bonds 7 5/8s, 2023 (Supra-Nation)	4,000,000	5,279,152

		9,200,152
Health care (0.3%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	95,000	106,728

AstraZeneca PLC sr. unsub. notes 5.9s, 2017
(United Kingdom)	451,000	506,480

Eli Lilly & Co. sr. unsec. unsub. notes 5.95s, 2037	50,000	52,607

Express Scripts, Inc. sr. unsec. notes 7 1/4s, 2019	110,000	127,863

Express Scripts, Inc. sr. unsec. notes 6 1/4s, 2014	275,000	307,054

GlaxoSmith Kline Capital, Inc. company
guaranty sr. notes 5.65s, 2018	460,000	500,853

Hospira, Inc. sr. notes 6.05s, 2017	25,000	27,057

Hospira, Inc. sr. notes 5.55s, 2012	440,000	472,472

Quest Diagnostics, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2040	224,000	218,894

Quest Diagnostics, Inc. company guaranty sr. unsec.
notes 4 3/4s, 2020	121,000	119,821

UnitedHealth Group, Inc. sr. unsec. notes 5.8s, 2036	180,000	175,432

UnitedHealth Group, Inc. sr. unsec. notes 5 1/2s, 2012	755,000	819,121

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R	470,000	460,600

Watson Pharmaceuticals, Inc. sr. unsec. notes 6 1/8s, 2019	310,000	329,418

WellPoint, Inc. notes 7s, 2019	155,000	178,387

		4,402,787

CORPORATE BONDS AND NOTES (13.2%)* cont.	Principal amount	Value

Technology (0.2%)
Amphenol Corp. sr. unsec. notes 4 3/4s, 2014	$610,000	$624,091

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	715,000	772,954

Fiserv, Inc. sr. unsec. unsub. notes company
guaranty 6.8s, 2017	760,000	854,453

Xerox Corp. sr. unsec. notes 6 7/8s, 2011	305,000	327,147

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	485,000	510,246

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	188,000	193,920

Xerox Corp. sr. unsec. unsub. notes 4 1/4s, 2015	237,000	241,735

		3,524,546
Transportation (0.3%)
American Airlines, Inc. pass-through certificates
Ser. 01-1, 6.817s, 2011	100,000	98,250

Burlington Northern Santa Fe Corp. sr. unsec.
notes 7s, 2014	275,000	317,162

Burlington Northern Santa Fe Corp. sr. unsec.
notes 4.7s, 2019	425,000	422,970

Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018	43,418	42,767

Continental Airlines, Inc. pass-through certificates
Ser. 98-1A, 6.648s, 2017	20,880	19,993

Delta Air Lines, Inc. pass-through certificates
Ser. 71-A, 6.821s, 2022	87,535	84,253

Northwest Airlines Corp. pass-through certificates
Ser. 00-1, 7.15s, 2019	1,442,275	1,330,499

Southwest Airlines Co. pass-through certificates
Ser. 07-1, 6.15s, 2022	803,989	824,876

Union Pacific Corp. 144A pass-through certificates
5.214s, 2014	590,000	635,460

		3,776,230
Utilities and power (2.1%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	500,000	538,476

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	510,000	502,722

Aquila, Inc. sr. unsec. unsub. notes 11 7/8s, 2012	735,000	864,126

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	905,000	987,658

Beaver Valley II Funding debs. 9s, 2017	392,000	429,695

Boardwalk Pipelines LP company guaranty 5 7/8s, 2016	975,000	1,041,309

Bruce Mansfield Unit pass-through certificates
6.85s, 2034	1,184,167	1,153,851

CenterPoint Energy Resources Corp. notes 7 3/4s, 2011	45,000	47,685

Commonwealth Edison Co. 1st mtge. 6.15s, 2017	275,000	308,844

Commonwealth Edison Co. 1st mtge. sec. bonds 5 7/8s, 2033	500,000	510,616

Commonwealth Edison Co. 1st mtge. sec. bonds 5.8s, 2018	495,000	536,259

Consolidated Natural Gas Co. sr. notes Ser. A, 5s, 2014	530,000	563,602

Dominion Resources, Inc. jr. sub. notes FRN
Ser. 06-B, 6.3s, 2066	1,851,000	1,721,430

Dominion Resources, Inc. sr. unsec.
unsub. notes Ser. 07-A, 6s, 2017	10,000	11,008

Duke Energy Corp. sr. unsec. notes 6 1/4s, 2018	419,000	456,174

El Paso Natural Gas Co. sr. unsec. notes 5.95s, 2017	120,000	127,117

CORPORATE BONDS AND NOTES (13.2%)* cont.	Principal amount	Value

Utilities and power cont.
El Paso Natural Gas Co. sr. unsec.
unsub. bonds Ser. *, 8 3/8s, 2032	$490,000	$596,948

Electricite de France 144A notes 6.95s, 2039 (France)	655,000	763,382

Electricite de France 144A sr. notes 5.6s, 2040 (France)	640,000	632,841

Electricite de France 144A sr. notes 4.6s, 2020 (France)	440,000	437,595

Enel Finance Intl. SA 144A company
guaranty sr. unsec. notes 5 1/8s, 2019 (Luxembourg)	360,000	367,409

Entergy Gulf States, Inc. 1st mtge. 5 1/4s, 2015	454,000	454,787

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	9,000	9,700

Illinois Power Co. 1st mtge. sr. bond 9 3/4s, 2018	725,000	930,867

Indianapolis Power & Light 144A 1st mtge. 6.3s, 2013	545,000	596,049

ITC Holdings Corp. 144A notes 5 7/8s, 2016	272,000	287,540

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	365,000	385,965

Kansas Gas & Electric bonds 5.647s, 2021	349,857	354,485

National Fuel Gas Co. notes 5 1/4s, 2013	30,000	31,667

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	295,000	337,836

NiSource Finance Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2010	2,440,000	2,559,077

Northwestern Corp. sec. notes 5 7/8s, 2014	342,000	359,507

Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038	350,000	395,668

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	105,000	105,890

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	331,000	339,096

Power Receivable Finance, LLC 144A sr. notes
6.29s, 2012	1,399,616	1,441,926

PPL Energy Supply LLC bonds Ser. A, 5.7s, 2015	50,000	52,834

Public Service Co. of Colorado 1st mtge. sec.
bonds 5 1/8s, 2019	175,000	185,173

Puget Sound Energy, Inc. jr. sub. FRN Ser. A,
6.974s, 2067	656,000	585,362

Southern Natural Gas Co. 144A notes 5.9s, 2017	460,000	475,087

Spectra Energy Capital, LLC company
guaranty sr. unsec. unsub. notes 6.2s, 2018	1,080,000	1,173,750

Spectra Energy Capital, LLC sr. notes 8s, 2019	820,000	993,156

Teco Energy, Inc. sr. notes FRN 2.249s, 2010	550,000	551,018

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes Ser. *, 7.2s, 2011	1,140,000	1,201,001

Texas-New Mexico Power Co. 144A 1st mtge. sec.
9 1/2s, 2019	1,019,000	1,268,118

TransAlta Corp. sr. unsec. notes 5 3/4s, 2013 (Canada)	665,000	718,167

TransCanada Pipelines, Ltd. jr. sub. FRN 6.35s,
2067 (Canada)	520,000	493,550

Union Electric Co. 1st mtge. sr. sec. bond 6.7s, 2019	960,000	1,091,115

		29,977,138

Total corporate bonds and notes (cost $177,988,910)		$186,321,800

MORTGAGE-BACKED SECURITIES (5.2%)*	Principal amount	Value

Asset Securitization Corp. Ser. 96-MD6, Class A7,
8.631s, 2029	$1,196,113	$1,307,679

Banc of America Commercial Mortgage, Inc. 144A
Ser. 05-1, Class XW, IO, 0.097s, 2042	216,907,636	260,289

Banc of America Large Loan
FRB Ser. 04-BBA4, Class H, 1.183s, 2018	142,000	85,200
FRB Ser. 04-BBA4, Class G, 0.933s, 2018	449,000	291,850

Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K, 2.233s, 2022	496,000	210,314
FRB Ser. 05-MIB1, Class J, 1.283s, 2022	1,400,000	749,000

Bayview Commercial Asset Trust 144A
Ser. 07-5A, IO, 3.047s, 2037	8,821,773	748,086
Ser. 04-2, IO, 2.97s, 2034	3,491,366	126,737
Ser. 05-1A, IO, 2.87s, 2035	4,075,639	176,475
Ser. 04-3, IO, 2.87s, 2035	2,631,468	106,048
Ser. 05-3A, IO, 2.15s, 2035	12,232,177	647,082
Ser. 06-2A, IO, 1.798s, 2036	2,370,858	138,458
FRB Ser. 05-1A, Class A1, 0.531s, 2035	939,023	619,755

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.172s, 2032	456,000	374,972
Ser. 05-PWR9, Class X1, IO, 0.196s, 2042	39,881,552	270,397
Ser. 04-PR3I, Class X1, IO, 0.173s, 2041	11,629,324	175,603

Bear Stearns Commercial Mortgage Securities, Inc.
144A
Ser. 06-PW14, Class X1, IO, 0.144s, 2038 F	19,199,140	265,140
Ser. 07-PW15, Class X1, IO, 0.088s, 2044	63,725,259	416,126
Ser. 05-PW10, Class X1, IO, 0.062s, 2040	62,038,620	99,882

Chase Commercial Mortgage Securities Corp.
Ser. 00-3, Class A2, 7.319s, 2032	448,784	458,476

Citigroup/Deutsche Bank Commercial Mortgage Trust
144A
Ser. 07-CD4, Class XW, IO, 0 3/8s, 2049	26,551,299	438,096
Ser. 06-CD2, Class X, IO, 0.085s, 2046	75,292,762	237,474

Commercial Mortgage Pass-Through Certificates 144A
Ser. 06-CN2A, Class H, 5.57s, 2019	939,000	628,977
Ser. 06-CN2A, Class J, 5.57s, 2019	751,000	413,050
FRB Ser. 01-J2A, Class A2F, 0.733s, 2034	1,590,000	1,473,891
Ser. 03-LB1A, Class X1, IO, 0.545s, 2038	8,052,494	297,596
Ser. 05-LP5, Class XC, IO, 0.228s, 2043	56,846,463	484,463
Ser. 06-C8, Class XS, IO, 0.085s, 2046	56,294,746	536,726
Ser. 05-C6, Class XC, IO, 0.064s, 2044	60,775,673	290,850

Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	753,996	722,422
IFB Ser. 05-R1, Class 1AS, IO, 5.661s, 2035	5,538,389	645,059
IFB Ser. 05-R2, Class 1AS, IO, 5.32s, 2035	5,296,835	574,654

Credit Suisse Mortgage Capital Certificates
Ser. 06-C5, Class AX, IO, 0.153s, 2039	36,343,472	531,160

CRESI Finance Limited Partnership 144A
FRB Ser. 06-A, Class D, 1.031s, 2017	232,000	99,760
FRB Ser. 06-A, Class C, 0.831s, 2017	688,000	364,640

MORTGAGE-BACKED SECURITIES (5.2%)* cont.	Principal amount	Value

Criimi Mae Commercial Mortgage Trust 144A
Ser. 98-C1, Class B, 7s, 2033	$994,720	$974,826

CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 05-TFLA, Class J, 1.183s, 2020	259,000	238,280
FRB Ser. 04-TF2A, Class J, 1.183s, 2016	313,000	256,660
FRB Ser. 05-TF2A, Class J, 1.133s, 2020	229,339	194,938
FRB Ser. 04-TF2A, Class H, 0.933s, 2019	627,000	564,300

DLJ Commercial Mortgage Corp. Ser. 00-CF1,
Class A1B, 7.62s, 2033	363,698	364,270

Fannie Mae
IFB Ser. 04-12, Class WS, IO, 6.919s, 2033	86,010	11,107
IFB Ser. 05-65, Class KI, IO, 6.769s, 2035	10,146,647	1,530,919
IFB Ser. 07-2, Class SM, IO, 6.519s, 2037	290,263	31,521
IFB Ser. 05-12, Class SC, IO, 6.519s, 2035	1,757,197	242,674
IFB Ser. 05-82, Class SY, IO, 6.499s, 2035 F	4,762,588	596,729
IFB Ser. 05-45, Class SR, IO, 6.489s, 2035	6,553,184	893,638
IFB Ser. 06-95, Class ST, IO, 6.369s, 2036	60,081	7,483
IFB Ser. 09-106, Class SL, IO, 6.019s, 2040	99,229	12,777
Ser. 06-W3, Class 1AS, IO, 5.758s, 2046	9,387,273	1,128,660
Ser. 03-W12, Class 2, IO, 2.215s, 2043	5,748,876	381,560
Ser. 03-W10, Class 3, IO, 1.868s, 2043	4,405,035	253,367
Ser. 03-W10, Class 1, IO, 1.817s, 2043	17,717,222	967,576
Ser. 03-W8, Class 12, IO, 1.635s, 2042	18,415,712	917,699
Ser. 03-W17, Class 12, IO, 1.14s, 2033	5,745,423	189,205
Ser. 03-T2, Class 2, IO, 0.809s, 2042	26,489,474	626,707
Ser. 03-W3, Class 2IO1, IO, 0.674s, 2042	2,434,151	47,884
Ser. 03-W6, Class 51, IO, 0.669s, 2042	7,565,750	139,220
Ser. 01-T12, Class IO, 0.565s, 2041	15,869,726	277,296
Ser. 03-W2, Class 1, IO, 0.467s, 2042	14,054,503	174,266
Ser. 02-T4, IO, 0.447s, 2041	5,652,372	67,148
Ser. 03-W3, Class 1, IO, 0.443s, 2042	18,641,786	237,578
Ser. 02-T1, Class IO, IO, 0.422s, 2031	15,176,215	161,094
Ser. 03-W6, Class 3, IO, 0.368s, 2042	10,557,432	114,982
Ser. 03-W6, Class 23, IO, 0.352s, 2042	11,191,135	122,916
Ser. 01-79, Class BI, IO, 0.324s, 2045	2,680,994	26,683
Ser. 03-W4, Class 3A, IO, 0.166s, 2042	10,348,756	53,811

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-56, Class A, IO, 0.524s, 2043	6,666,305	105,875
Ser. T-56, Class 1, IO, 0.218s, 2043	10,366,211	74,273
Ser. T-56, Class 2, IO, 0.032s, 2043	9,453,068	760
Ser. T-56, Class 3, IO, 0.022s, 2043	7,806,187	7,625

First Union National Bank-Bank of America Commercial
Mortgage 144A Ser. 01-C1, Class 3, IO, 1.691s, 2033	27,080,026	319,544

First Union-Lehman Brothers Commercial Mortgage
Trust II Ser. 97-C2, Class G, 7 1/2s, 2029	832,000	773,760

Freddie Mac
IFB Ser. 2922, Class SE, IO, 6.517s, 2035	3,595,323	535,865
IFB Ser. 3210, Class SA, IO, 6.367s, 2036	143,605	16,415
IFB Ser. 3510, Class IB, IO, 6.367s, 2036	2,974,053	520,515
IFB Ser. 3206, Class ES, IO, 6.317s, 2036	62,435	7,431

MORTGAGE-BACKED SECURITIES (5.2%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 3510, Class IA, IO, 6.267s, 2037	$5,360,062	$709,684
IFB Ser. 3510, Class DI, IO, 6.247s, 2035	4,779,430	676,559
IFB Ser. 3242, Class SD, IO, 6.057s, 2036	273,015	30,909
IFB Ser. 3476, Class S, IO, 5.867s, 2038	358,550	34,315
IFB Ser. 3423, Class SG, IO, 5.417s, 2038	135,056	12,958

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C3, Class XC, IO, 0.102s, 2045	227,169,942	818,168
Ser. 07-C1, Class XC, IO, 0.096s, 2019	182,740,156	950,249

GMAC Commercial Mortgage Securities, Inc.
Ser. 05-C1, Class X1, IO, 0.216s, 2043	75,780,921	758,919

GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	753,620	580,287
Ser. 06-C1, Class XC, IO, 0.07s, 2045	122,439,775	580,025

Government National Mortgage Association
IFB Ser. 09-79, Class AI, IO, 7.169s, 2039	225,309	26,931
IFB Ser. 04-59, Class SH, IO, 7.017s, 2034	66,761	9,940
IFB Ser. 06-16, Class GS, IO, 6.759s, 2036	550,443	70,289
IFB Ser. 04-5, Class PS, IO, 6.719s, 2033	395,000	67,725
IFB Ser. 07-35, Class NY, IO, 6.667s, 2035	102,791	10,329
IFB Ser. 07-26, Class SL, IO, 6.567s, 2037	168,293	24,609
IFB Ser. 09-61, Class ES, IO, 6.519s, 2039	449,608	46,571
Ser. 10-14, Class SA, 6 1/2s, 2040 ∆	109,000	18,905
Ser. 10-14, Class SC, 6 1/2s, 2040 ∆	165,000	20,986
Ser. 10-14, Class SD, 6 1/2s, 2040 ∆	200,000	17,656
IFB Ser. 07-58, Class PS, IO, 6.469s, 2037	3,415,973	329,030
IFB Ser. 04-17, Class QN, IO, 6.467s, 2034	88,190	11,653
IFB Ser. 07-59, Class SP, IO, 6.439s, 2037	3,220,092	287,306
IFB Ser. 07-68, Class PI, IO, 6.419s, 2037	2,729,394	271,104
IFB Ser. 07-16, Class PU, IO, 6.419s, 2037	70,756	8,816
IFB Ser. 06-34, Class PS, IO, 6.359s, 2036	60,713	6,685
IFB Ser. 07-9, Class AI, IO, 6.267s, 2037	2,854,092	300,231
IFB Ser. 07-35, Class KY, IO, 6.217s, 2037	233,123	22,938
IFB Ser. 05-65, Class SI, IO, 6.119s, 2035	2,822,025	330,424
IFB Ser. 07-17, Class IC, IO, 6.017s, 2037	4,058,130	501,565
IFB Ser. 07-21, Class S, IO, 5.967s, 2037	3,717,900	347,438
IFB Ser. 07-62, Class S, IO, 5.917s, 2037	68,369	7,075
FRB Ser. 07-73, Class KI, IO, zero %, 2037 F	3,117,729	57,923

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	1,237,730	1,200,598
FRB Ser. 07-EOP, Class J, 1.083s, 2020	428,000	354,072

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	191,634	175,225
Ser. 05-RP3, Class 1A3, 8s, 2035	611,328	558,219
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	521,330	470,174

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	744,520	704,676
Ser. 05-RP1, Class 1A3, 8s, 2035	98,170	90,953
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	837,306	797,011

HASCO NIM Trust 144A Ser. 05-OP1A, Class A, 6 1/4s,
2035 (In default) †	242,459	24

MORTGAGE-BACKED SECURITIES (5.2%)* cont.	Principal amount	Value

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 05-LDP2, Class AM, 4.78s, 2042	$1,990,000	$1,795,122

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 05-CB12, Class X1, IO, 0.114s, 2037	53,335,453	418,006
Ser. 06-LDP6, Class X1, IO, 0.064s, 2043	67,448,262	252,310

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	715,303	550,962
Ser. 99-C1, Class G, 6.41s, 2031	765,731	445,077
Ser. 98-C4, Class G, 5.6s, 2035	634,000	637,170
Ser. 98-C4, Class H, 5.6s, 2035	1,074,000	698,100

Lehman Brothers Floating Rate Commercial Mortgage
Trust 144A
FRB Ser. 04-LLFA, Class H, 1.183s, 2017	733,000	568,432
FRB Ser. 05-LLFA, Class J, 1.033s, 2018	423,000	240,545

MASTR Reperforming Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	551,768	525,214
Ser. 05-1, Class 1A4, 7 1/2s, 2034	1,328,573	1,264,636

Merit Securities Corp. 144A FRB Ser. 11PA,
Class 3A1, 0.851s, 2027	3,851,510	3,008,030

Merrill Lynch Floating Trust 144A FRB Ser. 06-1,
Class TM, 0.733s, 2022	1,019,621	836,089

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 7.062s, 2030	644,000	646,811
FRB Ser. 05-A9, Class 3A1, 5.242s, 2035	2,856,439	2,240,551

Merrill Lynch Mortgage Trust Ser. 05-MCP1, Class XC,
IO, 0.268s, 2043	68,558,379	644,449

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.006s, 2037	2,600,129	364,018
Ser. 04-C2, Class X, IO, 6.004s, 2040	2,388,685	286,642
Ser. 05-C3, Class X, IO, 5.555s, 2044	2,802,609	280,261

Morgan Stanley Capital 144A Ser. 05-RR6, Class X,
IO, 1.613s, 2043	8,939,863	234,940

Morgan Stanley Capital I 144A
Ser. 04-RR, Class F5, 6s, 2039	1,000,000	70,000
Ser. 04-RR, Class F6, 6s, 2039	1,700,000	102,000

Mortgage Capital Funding, Inc. FRB Ser. 98-MC2,
Class E, 7.081s, 2030	1,020,000	1,030,200

Nomura Asset Acceptance Corp. Ser. 04-R3, Class PT,
4.812s, 2035	374,115	340,444

Nomura Asset Acceptance Corp. 144A Ser. 04-R2,
Class PT, 9.087s, 2034	296,284	283,526

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1,
Class J, 6 5/8s, 2010	456,000	343,623

STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018	757,000	567,750
Ser. 03-1A, Class M, 5s, 2018	513,000	307,800
Ser. 04-1A, Class L, 5s, 2018	337,000	202,200

Structured Adjustable Rate Mortgage Loan Trust 144A
Ser. 04-NP2, Class A, 0.581s, 2034	449,679	368,737

MORTGAGE-BACKED SECURITIES (5.2%)* cont.	Principal amount	Value

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 6.019s, 2037	$36,504,952	$4,643,139
Ser. 07-4, Class 1A4, IO, 1s, 2037	38,667,407	1,361,708

Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 5.435s, 2037	10,216,402	1,097,375
Ser. 06-RF4, Class 1A, IO, 5.294s, 2036	5,534,312	654,225

Wachovia Bank Commercial Mortgage Trust Ser. 06-C29,
IO, 0 3/8s, 2048	97,569,617	1,910,413

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 3.533s, 2018	771,000	385,500
Ser. 06-C23, Class XC, IO, 0.058s, 2045	89,097,777	463,308
Ser. 06-C26, Class XC, IO, 0.041s, 2045	34,032,744	99,035

WAMU Commercial Mortgage Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2014	222,000	65,375

Washington Mutual Multi-Fam., Mtge. 144A Ser. 01-1,
Class B5, 7.168s, 2031	1,305,000	939,600

Total mortgage-backed securities (cost $56,421,905)		$72,908,701

ASSET-BACKED SECURITIES (2.2%)*	Principal amount	Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 0.921s, 2035	$161,723	$56,485
FRB Ser. 05-4, Class A2C, 0.441s, 2035	198,292	183,041

Aegis Asset Backed Securities Trust 144A Ser. 04-6N,
Class Note, 4 3/4s, 2035 (In default) †	59,595	6

AFC Home Equity Loan Trust Ser. 99-2, Class 1A,
0.641s, 2029	1,772,589	754,415

Ameriquest Mortgage Securities, Inc. FRB Ser. 03-8,
Class M2, 1.981s, 2033	436,439	127,809

Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	1,283,000	205,280
Ser. 04-1A, Class E, 6.42s, 2039	1,112,000	155,680

Argent Securities, Inc. FRB Ser. 03-W3, Class M3,
2.501s, 2033	53,237	15,674

Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2, 1.231s, 2033	289,432	220,892
FRB Ser. 05-WMC1, Class M1, 0.671s, 2035	564,000	451,200

Asset Backed Securities Corp. Home Equity Loan Trust
FRB Ser. 06-HE7, Class A4, 0.371s, 2036	529,000	176,430

Bayview Financial Acquisition Trust
Ser. 04-B, Class A1, 1.231s, 2039	3,367,607	1,481,747
FRB Ser. 04-D, Class A, 0.816s, 2044	747,570	650,042

Bayview Financial Acquisition Trust 144A FRN
Ser. 04-B, Class M2, 4.031s, 2039	159,925	79,147

Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M, 1.581s, 2038	461,009	299,640
FRB Ser. 03-SSRA, Class A, 0.931s, 2038	379,361	284,521
FRB Ser. 04-SSRA, Class A1, 0.831s, 2039	586,035	429,270

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 05-HE1, Class M3, 1 1/4s, 2035	489,000	128,872
FRB Ser. 03-1, Class A1, 0.731s, 2042	305,583	235,924

ASSET-BACKED SECURITIES (2.2%)* cont.	Principal amount	Value

Capital Auto Receivables Asset Trust 144A Ser. 05-1,
Class D, 6 1/2s, 2011	$443,075	$443,664

Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 05-OPT1, Class M1, 0.651s, 2035	324,987	257,109

Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033	4,469,414	111,735
Ser. 02-1, Class A, 6.681s, 2033	3,343,268	3,385,059

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 0.751s, 2035	332,000	251,774
FRB Ser. 05-14, Class 3A2, 0.471s, 2036	132,117	113,657

Credit-Based Asset Servicing and Securitization 144A
Ser. 06-MH1, Class B1, 6 1/4s, 2036	359,000	264,763
Ser. 06-MH1, Class M1, 6 1/4s, 2036	485,000	488,638
Ser. 06-MH1, Class M2, 6 1/4s, 2036	214,000	164,780

Crest, Ltd. 144A Ser. 03-2A, Class D2, 6.723s, 2038	1,617,000	323,400

CS First Boston Mortgage Securities Corp. 144A
Ser. 04-FR1N, Class A, 5s, 2034 (In default) †	152,004	15

Equifirst Mortgage Loan Trust FRB Ser. 05-1,
Class M5, 0.901s, 2035	160,810	30,125

Fieldstone Mortgage Investment Corp. FRB Ser. 05-1,
Class M3, 1.041s, 2035	341,306	337,004

First Plus Home Loan Trust Ser. 97-3, Class B1,
7.79s, 2023	194,241	165,055

Fort Point CDO, Ltd. FRB Ser. 03-2A, Class A2,
1.307s, 2038	616,000	6,160

Foxe Basin, Ltd. 144A FRB Ser. 03-1A, Class A1,
0.754s, 2015	1,100,097	1,034,091

G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 2.231s, 2037	308,000	43,096

GE Corporate Aircraft Financing, LLC 144A
FRB Ser. 05-1A, Class C, 1.531s, 2019	1,680,000	1,075,200
Ser. 04-1A, Class B, 1.081s, 2018	22,895	20,148

GEBL 144A
Ser. 04-2, Class D, 2.983s, 2032	497,417	22,384
Ser. 04-2, Class C, 1.083s, 2032	186,380	22,366

Green Tree Financial Corp. Ser. 95-8, Class B1,
7.3s, 2026	362,579	289,915

Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class D, 1.781s, 2030	1,153,337	115,334
FRB Ser. 05-1A, Class D, 1.761s, 2030	502,743	55,262

High Income Trust Securities 144A FRB Ser. 03-1A,
Class A, 0.775s, 2036	1,246,961	685,828

JPMorgan Mortgage Acquisition Corp.
FRB Ser. 05-OPT2, Class M11, 2.481s, 2035	8,347	16
FRB Ser. 06-FRE1, Class A4, 0.521s, 2035	716,000	395,838

Lehman Manufactured Housing Ser. 98-1, Class 1, IO,
0.807s, 2028	10,073,878	402,955

LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 3.231s, 2036	2,585,000	180,950
FRB Ser. 02-1A, Class FFL, 2.981s, 2037	5,220,000	678,600

Local Insight Media Finance, LLC Ser. 07-1W,
Class A1, 5.53s, 2012	3,939,790	2,048,691

ASSET-BACKED SECURITIES (2.2%)* cont.	Principal amount	Value

Long Beach Mortgage Loan Trust FRB Ser. 05-2,
Class M4, 0.851s, 2035	$558,000	$321,020

Madison Avenue Manufactured Housing Contract
FRB Ser. 02-A, Class B1, 3.481s, 2032	4,059,503	3,481,024
FRB Ser. 02-A, Class M2, 2.481s, 2032	278,000	230,045
Ser. 02-A IO, 0.3s, 2032	102,640,923	1,283,012

Marriott Vacation Club Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	67,488	35,615
Ser. 04-2A, Class D, 5.389s, 2026	54,331	27,822
Ser. 04-2A, Class C, 4.741s, 2026	49,984	30,630
FRB Ser. 02-1A, Class A1, 0.931s, 2024	340,545	312,039

MASTR Asset Backed Securities Trust FRB
Ser. 06-FRE2, Class A4, 0.381s, 2036	424,000	196,159

Mid-State Trust
Ser. 11, Class B, 8.221s, 2038	306,570	283,950
Ser. 10, Class B, 7.54s, 2036	541,852	478,557

Morgan Stanley ABS Capital I
FRB Ser. 05-HE2, Class M5, 0.911s, 2035	236,671	140,638
FRB Ser. 05-HE1, Class M3, 0.751s, 2034	349,000	257,093
FRB Ser. 06-NC4, Class M2, 0.531s, 2036	489,000	1,370

N-Star Real Estate CDO, Ltd. 144A FRB Ser. 04-2A,
Class C1, 2.231s, 2039	544,000	108,800

Navigator CDO, Ltd. 144A FRB Ser. 03-1A, Class A1,
0.763s, 2015	174,932	169,684

New Century Home Equity Loan Trust FRB Ser. 03-4,
Class M3, 3.306s, 2033	25,740	13,357

Oakwood Mortgage Investors, Inc. Ser. 02-C,
Class A1, 5.41s, 2032	3,059,620	2,355,907

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	415,978	389,979
Ser. 01-B, Class A3, 6.535s, 2023	120,421	102,841

Park Place Securities, Inc. FRB Ser. 05-WCH1,
Class M4, 1.061s, 2036	227,000	37,317

Residential Asset Securities Corp. FRB Ser. 05-EMX1,
Class M2, 0.961s, 2035	645,816	453,197

SAIL Net Interest Margin Notes 144A Ser. 04-4A,
Class B, 7 1/2s, 2034 (In default) †	214,965	2

Securitized Asset Backed Receivables, LLC FRB
Ser. 05-HE1, Class M2, 0.881s, 2035	309,452	1,365

South Coast Funding 144A FRB Ser. 3A, Class A2,
1.474s, 2038	470,000	4,700

Structured Asset Securities Corp. 144A Ser. 98-RF3,
Class A, IO, 6.1s, 2028	1,980,305	344,925

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	1,698,000	169,800

Wells Fargo Home Equity Trust FRB Ser. 07-1,
Class A3, 0.551s, 2037	359,000	107,311

Whinstone Capital Management, Ltd. 144A FRB Ser. 1A,
Class B3, 1.149s, 2044 (United Kingdom)	591,276	70,953

Total asset-backed securities (cost $54,595,999)		$30,758,799

INVESTMENT COMPANIES (1.6%)*	Shares	Value

Financial Select Sector SPDR Fund	725,200	$10,290,588

Utilities Select Sector SPDR Fund	410,800	12,110,384

Total investment companies (cost $18,228,903)		$22,400,972

MUNICIPAL BONDS AND NOTES (0.3%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$215,000	$212,605

IL State G.O. Bonds

4.421s, 1/1/15	420,000	429,303
4.071s, 1/1/14	1,250,000	1,273,100

MI Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. A, 7.309s, 6/1/34	1,035,000	835,835

North TX, Thruway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49	350,000	373,079

Tobacco Settlement Fin. Auth. of WVA Rev. Bonds, Ser. A,
7.467s, 6/1/47	1,400,000	1,130,668

Total municipal bonds and notes (cost $4,647,745)		$4,254,590

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

Bank of America Corp. 10.00% cv. pfd.†	118,853	$1,794,680

Total convertible preferred stocks (cost $1,782,795)		$1,794,680

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (5.2%)*	Principal amount	Value

U.S. Government Agency Mortgage Obligations (5.2%)
Federal Home Loan Mortgage Corporation Pass-Through
Certificates 6s, March 1, 2035	$17,025	$18,464

Federal National Mortgage Association
Pass-Through Certificates
6s, TBA, February 1, 2040	13,000,000	13,905,938
5 1/2s, with due dates from July 1, 2033 to November 1, 2038	16,767,615	17,802,168
5s, with due dates from August 1, 2033 to January 1, 2039	10,566,490	11,009,380
5s, TBA, February 1, 2040	29,000,000	30,130,548

		72,866,498

Total U.S. government and agency mortgage obligations (cost $71,749,136)		$72,866,498

U.S. GOVERNMENT AGENCY OBLIGATIONS (6.2%)*	Principal amount	Value

Fannie Mae
7 1/4s, May 15, 2030	$14,280,000	$18,574,697
2 3/4s, March 13, 2014	37,490,000	38,269,117

Freddie Mac 3 3/4s, March 27, 2019	5,200,000	5,158,941

General Electric Capital Corp. 1 5/8s, FDIC
guaranteed notes, January 7, 2011	6,750,000	6,827,024

Goldman Sachs Group, Inc (The) 1 5/8s, FDIC
guaranteed notes, July 15, 2011	6,750,000	6,837,656

JPMorgan Chase & Co. 2 5/8s, FDIC guaranteed,
December 1, 2010	6,750,000	6,882,793

Morgan Stanley 2s, FDIC guaranteed notes,
September 22, 2011	2,500,000	2,551,820

Wells Fargo & Co.
3s, FDIC guaranteed notes, December 9, 2011	1,100,000	1,141,665
2 1/8s, FDIC guaranteed notes, June 15, 2012	1,400,000	1,427,293

Total U.S. government agency obligations (cost $86,963,391)		$87,671,006

U.S. TREASURY OBLIGATIONS (5.9%)*	Principal amount	Value

U.S. Treasury Bonds
7 5/8s, February 15, 2025	$6,740,000	$9,326,475
5 1/2s, August 15, 2028	4,990,000	5,708,092

U.S. Treasury Notes
5s, February 15, 2011	22,220,000	23,302,356
4 7/8s, July 31, 2011	31,370,000	33,402,923
1 7/8s, February 28, 2014	11,460,000	11,440,751

Total U.S. treasury obligations (cost $82,898,905)		$83,180,597

SHORT-TERM INVESTMENTS (15.3%)*	Shares	Value

Putnam Money Market Liquidity Fund [e]	215,361,912	$215,361,912

Total short-term investments (cost $215,361,912)		$215,361,912

TOTAL INVESTMENTS

Total investments (cost $1,464,271,212)		$1,557,078,554

Key to holding’s abbreviations

ADR	American Depository Receipts
EMTN	Euro Medium Term Notes
FDIC Guaranteed	Federal Deposit Insurance Corp. Guaranteed
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
TBA	To Be Announced Commitments

* Percentages indicated are based on net assets of $1,406,593,828.

† Non-income-producing security.

∆ Forward commitments, in part or in entirety (Note 1).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs.

R Real Estate Investment Trust.

At January 31, 2010, liquid assets totaling $156,420,292 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at January 31, 2010.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at January 31, 2010.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of January 31, 2010:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$30,758,799	$—

Common stocks:

Basic materials	20,138,937	—	—

Capital goods	46,593,637	—	—

Communication services	50,020,550	—	—

Conglomerates	22,189,128	—	—

Consumer cyclicals	55,869,297	—	—

Consumer staples	75,943,602	—	—

Energy	125,225,353	—	—

Financials	155,810,000	—	—

Health care	108,536,599	—	—

Technology	63,161,200	—	—

Transportation	8,648,929	—	—

Utilities and power	47,421,767	—	—

Total common stocks	779,558,999	—	—

Convertible preferred stocks	1,794,680	—	—

Corporate bonds and notes	—	186,321,800	—

Investment Companies	22,400,972	—	—

Mortgage-backed securities	—	71,988,909	919,792

Municipal bonds and notes	—	4,254,590	—

U.S. Government Agency Obligations	—	87,671,006	—

U.S. Government and Agency Mortgage Obligations	—	72,866,498	—

U.S. Treasury Obligations	—	83,180,597	—

Short-term investments	215,361,912	—	—

Totals by level	$1,019,116,563	$537,042,199	$919,792

	Level 1	Level 2	Level 3

Other financial instruments:	$—	$—	$(1,002,612)

Other financial instruments include receivable purchase agreements.

The following is a reconciliation of Level 3 assets as of January 31, 2010:

				Change in net
	Balance as	Accrued	Realized	unrealized	Net	Net transfers	Balance as of
Investments	of July 31,	discounts/	gain/	appreciation/	purchases/	in and/or out	January 31,
in securities:	2009	premiums	(loss)	(depreciation)	sales	of Level 3	2010

Asset-backed
securities	$2,149,882	—	—	—	—	$(2,149,882)	$—

Mortgage-
backed
securities	$755,631	—	—	—	—	164,161	$919,792

Totals:	$2,905,513	—	—	—	—	$(1,985,721)	$919,792

				Change in net
	Balance as	Accrued	Realized	unrealized	Net	Net transfers	Balance as of
	of July 31,	discounts/	gain/	appreciation/	purchases/	in and/or out	January 31,
	2009††	premiums	(loss)	(depreciation)†	sales	of Level 3	2010††

Other
financial
instruments:	$(1,064,282)	—	—	$61,670	—	—	$(1,002,612)

† Includes $61,670 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount payable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/10 (Unaudited)

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $1,248,909,300)	$1,341,716,642
Affiliated issuers (identified cost $215,361,912) (Note 6)	215,361,912

Dividends, interest and other receivables	7,862,264

Receivable for shares of the fund sold	269,628

Receivable for investments sold	77,261,221

Total assets	1,642,471,667

LIABILITIES

Payable to custodian (Note 2)	11,228

Payable for investments purchased	181,002,487

Payable for purchases of delayed delivery securities (Note 1)	43,655,567

Payable for shares of the fund repurchased	2,383,701

Payable for compensation of Manager (Note 2)	655,306

Payable for investor servicing fees (Note 2)	291,635

Payable for custodian fees (Note 2)	10,621

Payable for Trustee compensation and expenses (Note 2)	412,481

Payable for administrative services (Note 2)	4,430

Payable for distribution fees (Note 2)	383,553

Interest payable (Note 2)	5,749,113

Payable for receivable purchase agreement (Note 2)	1,002,612

Other accrued expenses	315,105

Total liabilities	235,877,839

Net assets	$1,406,593,828

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,422,272,987

Distributions in excess of net investment income (Note 1)	(6,465,367)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,103,252,000)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	94,038,208

Total — Representing net assets applicable to capital shares outstanding	$1,406,593,828

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,121,509,194 divided by 103,833,621 shares)	$10.80

Offering price per class A share (100/94.25 of $10.80)*	$11.46

Net asset value and offering price per class B share ($72,903,765 divided by 6,829,153 shares)**	$10.68

Net asset value and offering price per class C share ($23,101,973 divided by 2,152,064 shares)**	$10.73

Net asset value and redemption price per class M share ($82,262,675 divided by 7,713,033 shares)	$10.67

Offering price per class M share (100/96.50 of $10.67)*	$11.06

Net asset value, offering price and redemption price per class R share
($1,325,887 divided by 123,124 shares)	$10.77

Net asset value, offering price and redemption price per class Y share
($105,490,334 divided by 9,733,261 shares)	$10.84

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/10 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $188,244 from investments in affiliated issuers) (Note 6)	$13,938,455

Dividends (net of foreign tax of $60,497)	10,947,470

Total investment income	24,885,925

EXPENSES

Compensation of Manager (Note 2)	$4,168,381

Investor servicing fees (Note 2)	1,867,738

Custodian fees (Note 2)	8,920

Trustee compensation and expenses (Note 2)	55,411

Administrative services (Note 2)	29,090

Distribution fees — Class A (Note 2)	1,475,445

Distribution fees — Class B (Note 2)	413,824

Distribution fees — Class C (Note 2)	120,281

Distribution fees — Class M (Note 2)	318,878

Distribution fees — Class R (Note 2)	3,955

Interest expense (Note 2)	2,387,701

Other	433,002

Total expenses	11,282,626

Expense reduction (Note 2)	(14,095)

Net expenses	11,268,531

Net investment income	13,617,394

Net realized gain on investments (Notes 1 and 3)	14,845,493

Net realized loss on swap contracts (Note 1)	(135,696)

Net realized gain on futures contracts (Note 1)	223,611

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	386

Net unrealized appreciation of investments, futures contracts, swap contracts,
receivable purchase agreements and TBA sale commitments during the period	86,138,373

Net gain on investments	101,072,167

Net increase in net assets resulting from operations	$114,689,561

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 1/31/10*	Year ended 7/31/09

Operations:
Net investment income	$13,617,394	$43,546,986

Net realized gain (loss) on investments and foreign currency transactions	14,933,408	(1,053,498,364)

Net unrealized appreciation of investments and assets and liabilities
in foreign currencies	86,138,759	327,778,271

Net increase (decrease) in net assets resulting from operations	114,689,561	(682,173,107)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(16,393,516)	(59,641,849)

Class B	(879,104)	(4,464,032)

Class C	(247,095)	(1,055,552)

Class M	(987,862)	(3,454,174)

Class R	(20,387)	(98,882)

Class Y	(1,626,765)	(7,444,273)

From net realized long-term gain on investments
Class A	—	(13,098,235)

Class B	—	(1,164,432)

Class C	—	(272,167)

Class M	—	(814,268)

Class R	—	(27,165)

Class Y	—	(1,610,915)

From return of capital
Class A	—	(13,146,238)

Class B	—	(983,961)

Class C	—	(232,665)

Class M	—	(761,368)

Class R	—	(21,795)

Class Y	—	(1,640,864)

Increase in capital from settlement payments	—	3,562

Redemption fees (Note 1)	339	8,924

Decrease from capital share transactions (Note 4)	(130,757,990)	(580,611,145)

Total decrease in net assets	(36,222,819)	(1,372,704,601)

Net Assets:

Beginning of period	1,442,816,647	2,815,521,248

End of period (including distributions in excess of net investment income of $6,465,367 and undistributed net investment income
of $71,968, respectively)	$1,406,593,828	$1,442,816,647

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
			Net realized												of expenses	Ratio of net
			and			From net						Total		Ratio	to average	investment
	Net asset	Net invest-	unrealized			realized				Non-		return		of expenses	net assets	income (loss)
	value,	ment	gain	Total from	From net	gain on	From	Total		recurring	Net asset	at net	Net assets,	to average	excluding	to average	Portfolio
	beginning	income	(loss) on	investment	investment	invest-	return	distri-	Redemption	reimburse-	value, end of	asset value	end of period	net assets	interest	net assets	turnover
Period ended	of period	(loss)[a]	investments	operations	income	ments	of capital	butions	fees[b]	ments	period	(%)[c]	(in thousands)	(%)[d]	expense(%)[d]	(%)	(%)[e]

Class A
January 31, 2010**	$10.14	.10	.71	.81	(.15)	—	—	(.15)	—	—	$10.80	8.01 *	$1,121,509	.73 *[f]	.57 *	.96 *	49.53 *
July 31, 2009	13.99	.27	(3.49)	(3.22)	(.44)	(.09)	(.10)	(.63)	—	— [b,h]	10.14	(22.58)	1,146,770	1.34 [f,g]	1.14 [g]	2.61 [g]	233.21
July 31, 2008	18.10	.61	(2.55)	(1.94)	(.64)	(1.53)	—	(2.17)	—	—	13.99	(11.84)	2,173,291	1.00 [g]	1.00 [g]	3.80 [g]	123.75
July 31, 2007	18.21	.48	1.46	1.94	(.52)	(1.53)	—	(2.05)	—	—	18.10	10.99	3,184,271	.96 [g]	.96 [g]	2.61 [g]	144.33
July 31, 2006	18.40	.42 [i]	.27	.69	(.50)	(.38)	—	(.88)	—	—	18.21	3.89 [i]	3,155,761	.90 [g,i]	.90 [g,i]	2.31 [g,i]	117.11
July 31, 2005	16.91	.35 [j]	1.47	1.82	(.33)	—	—	(.33)	—	—	18.40	10.89	3,458,405	.98 [g]	.98 [g]	1.97 [g,j]	169.29

Class B
January 31, 2010**	$10.02	.06	.71	.77	(.11)	—	—	(.11)	—	—	$10.68	7.70 *	$72,904	1.11 *[f]	.95 *	.58 *	49.53 *
July 31, 2009	13.83	.19	(3.46)	(3.27)	(.37)	(.09)	(.08)	(.54)	—	— [b,h]	10.02	(23.23)	86,981	2.09 [f,g]	1.89 [g]	1.85 [g]	233.21
July 31, 2008	17.90	.48	(2.52)	(2.04)	(.50)	(1.53)	—	(2.03)	—	—	13.83	(12.50)	206,269	1.75 [g]	1.75 [g]	2.99 [g]	123.75
July 31, 2007	18.02	.33	1.46	1.79	(.38)	(1.53)	—	(1.91)	—	—	17.90	10.15	413,532	1.71 [g]	1.71 [g]	1.82 [g]	144.33
July 31, 2006	18.22	.28 [i]	.26	.54	(.36)	(.38)	—	(.74)	—	—	18.02	3.05 [i]	624,026	1.65 [g,i]	1.65 [g,i]	1.58 [g,i]	117.11
July 31, 2005	16.73	.21 [j]	1.48	1.69	(.20)	—	—	(.20)	—	—	18.22	10.17	917,951	1.73 [g]	1.73 [g]	1.22 [g,j]	169.29

Class C
January 31, 2010**	$10.08	.06	.70	.76	(.11)	—	—	(.11)	—	—	$10.73	7.56 *	$23,102	1.11 *[f]	.95 *	.58 *	49.53 *
July 31, 2009	13.90	.19	(3.47)	(3.28)	(.37)	(.09)	(.08)	(.54)	—	— [b,h]	10.08	(23.17)	23,296	2.09 [f,g]	1.89 [g]	1.86 [g]	233.21
July 31, 2008	17.97	.49	(2.52)	(2.03)	(.51)	(1.53)	—	(2.04)	—	—	13.90	(12.41)	46,134	1.75 [g]	1.75 [g]	3.03 [g]	123.75
July 31, 2007	18.09	.34	1.45	1.79	(.38)	(1.53)	—	(1.91)	—	—	17.97	10.16	69,893	1.71 [g]	1.71 [g]	1.86 [g]	144.33
July 31, 2006	18.30	.28 [i]	.25	.53	(.36)	(.38)	—	(.74)	—	—	18.09	3.01 [i]	70,192	1.65 [g,i]	1.65 [g,i]	1.56 [g,i]	117.11
July 31, 2005	16.81	.21 [j]	1.48	1.69	(.20)	—	—	(.20)	—	—	18.30	10.14	77,024	1.73 [g]	1.73 [g]	1.22 [g,j]	169.29

Class M
January 31, 2010**	$10.01	.07	.71	.78	(.12)	—	—	(.12)	—	—	$10.67	7.86 *	$82,263	.99 *[f]	.82 *	.70 *	49.53 *
July 31, 2009	13.82	.21	(3.44)	(3.23)	(.40)	(.09)	(.09)	(.58)	—	— [b,h]	10.01	(22.99)	81,025	1.84 [f,g]	1.64 [g]	2.13 [g]	233.21
July 31, 2008	17.89	.53	(2.52)	(1.99)	(.55)	(1.53)	—	(2.08)	—	—	13.82	(12.23)	128,094	1.50 [g]	1.50 [g]	3.31 [g]	123.75
July 31, 2007	18.02	.38	1.45	1.83	(.43)	(1.53)	—	(1.96)	—	—	17.89	10.42	176,993	1.46 [g]	1.46 [g]	2.10 [g]	144.33
July 31, 2006	18.22	.33 [i]	.26	.59	(.41)	(.38)	—	(.79)	—	—	18.02	3.34 [i]	187,338	1.40 [g,i]	1.40 [g,i]	1.81 [g,i]	117.11
July 31, 2005	16.74	.26 [j]	1.47	1.73	(.25)	—	—	(.25)	—	—	18.22	10.39	215,816	1.48 [g]	1.48 [g]	1.47 [g,j]	169.29

Class R
January 31, 2010**	$10.11	.09	.71	.80	(.14)	—	—	(.14)	—	—	$10.77	7.91 *	$1,326	.86 *[f]	.70 *	.84 *	49.53 *
July 31, 2009	13.94	.24	(3.47)	(3.23)	(.42)	(.09)	(.09)	(.60)	—	— [b,h]	10.11	(22.71)	1,493	1.59 [f,g]	1.39 [g]	2.30 [g]	233.21
July 31, 2008	18.04	.57	(2.54)	(1.97)	(.60)	(1.53)	—	(2.13)	—	—	13.94	(12.04)	4,274	1.25 [g]	1.25 [g]	3.66 [g]	123.75
July 31, 2007	18.15	.44	1.46	1.90	(.48)	(1.53)	—	(2.01)	—	—	18.04	10.76	2,044	1.21 [g]	1.21 [g]	2.38 [g]	144.33
July 31, 2006	18.36	.36 [i]	.27	.63	(.46)	(.38 )	—	(.84)	—	—	18.15	3.57 [i]	1,525	1.15 [g,i]	1.15 [g,i]	2.00 [g,i]	117.11
July 31, 2005	16.89	.30 [j]	1.48	1.78	(.31)	—	—	(.31)	—	—	18.36	10.63	726	1.23 [g]	1.23 [g]	1.67 [g,j]	169.29

Class Y
January 31, 2010**	$10.17	.12	.71	.83	(.16)	—	—	(.16)	—	—	$10.84	8.21 *	$105,490	.61 *[f]	.45 *	1.08 *	49.53 *
July 31, 2009	14.04	.29	(3.50)	(3.21)	(.47)	(.09)	(.10)	(.66)	—	— [b,h]	10.17	(22.42)	103,251	1.09 [f,g]	.89 [g]	2.87 [g]	233.21
July 31, 2008	18.15	.66	(2.55)	(1.89)	(.69)	(1.53)	—	(2.22)	—	—	14.04	(11.57)	257,459	.75 [g]	.75 [g]	4.05 [g]	123.75
July 31, 2007	18.26	.53	1.46	1.99	(.57)	(1.53)	—	(2.10)	—	—	18.15	11.24	385,361	.71 [g]	.71 [g]	2.86 [g]	144.33
July 31, 2006	18.46	.47 [i]	.26	.73	(.55)	(.38)	—	(.93)	—	—	18.26	4.09 [i]	493,985	.65 [g,i]	.65 [g,i]	2.59 [g,i]	117.11
July 31, 2005	16.95	.40 [j]	1.49	1.89	(.38)	—	—	(.38)	—	—	18.46	11.26	660,532	.73 [g]	.73 [g]	2.23 [g,j]	169.29

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

58	59

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Portfolio turnover excludes dollar roll transactions.

f Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.20% and 0.16% of average net assets as of July 31, 2009 and January 31, 2010, respectively. (Note 2).

g Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

July 31, 2009	0.01%

July 31, 2008	<0.01

July 31, 2007	<0.01

July 31, 2006	0.01

July 31, 2005	0.01

h Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the “SEC”) and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

i Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.05% of average net assets for the period ended July 31, 2006.

j Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 1/31/10 (Unaudited)

Note 1: Significant accounting policies

The George Putnam Fund of Boston (the “fund”), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide a balanced investment comprised of a well-diversified portfolio of stocks and bonds, which will produce both capital growth and current income. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, March 15, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately 12 on Futures contracts for the period ended January 31, 2010. The fund did not have any activity in purchased or written options for the period ended January 31, 2010.

F) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $500,000 on Credit default swap contracts for the period ended January 31,  2010.

G) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity. At January 31, 2010, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

H) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

J) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At July 31, 2009, the fund had a capital loss carryover of $400,923,357 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$11,900,540	July 31, 2010

5,950,320	July 31, 2011

383,072,497	July 31, 2017

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending July 31, 2010 approximately $687,241,708 of losses recognized during the period November 1, 2008 to July 31, 2009.

The aggregate identified cost on a tax basis is $1,494,188,759, resulting in gross unrealized appreciation and depreciation of $148,977,804 and $86,088,009, respectively, or net unrealized appreciation of $62,889,795.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.680% of the first $5 billion of average net assets, 0.630% of the next $5 billion, 0.58% of the next $10 billion, 0.530% of the next $10 billion, 0.480% of the next $50 billion, 0.460% of the next $50 billion, 0.450% of the next $100 billion and 0.445% thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended January 31, 2010, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into receivable purchase agreements (“Agreements”) with other registered investment companies (each a “Seller”) managed by Putnam Management. Under the Agreements, the Seller sold to the fund the right to receive, in the aggregate, $4,129,699 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to LBSF of $111,931,345 and is included in the Statement of assets and liabilities in Payable for investments purchased. Future payments under the Agreements are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreements will be recorded as realized gain or loss. The fund’s net payable to LBSF was calculated in accordance with the fund’s master contract with LBSF. The fund has accrued interest on the net payable, which is included in the Statement of operations in Interest expense. Putnam Management currently is in discussions with LBSF regarding resolution of amounts payable to LBSF. Amounts recorded are estimates and final payments may differ from these estimates by a material amount.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the period ended January 31, 2010 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At January 31, 2010, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the period ended January 31, 2010, the fund’s expenses were reduced by $1,481 under the expense offset arrangements and by $12,614 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,049, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the period ended January 31, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $35,063 and $401 from the sale of class A and class M shares, respectively, and received $24,451 and $296 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended January 31, 2010, Putnam Retail Management Limited Partnership, acting as underwriter, received $9 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the period ended January 31, 2010, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $528,586,488 and $626,568,948, respectively. Purchases and sales of U.S. government securities aggregated $138,813,007 and $114,155,597, respectively.

Note 4: Capital shares

At January 31, 2010, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/10		Year ended 7/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	3,846,450	$41,325,421	10,864,135	$117,793,046

Shares issued in connection with
reinvestment of distributions	1,401,324	14,781,381	8,127,627	68,204,534

	5,247,774	56,106,802	18,991,762	185,997,580

Shares repurchased	(14,553,688)	(156,496,135)	(61,144,272)	(601,240,200)

Net decrease	(9,305,914)	$(100,389,333)	(42,152,510)	$(415,242,620)

	Six months ended 1/31/10		Year ended 7/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	202,023	$2,149,746	636,017	$6,160,646

Shares issued in connection with
reinvestment of distributions	80,266	834,191	657,232	6,264,264

	282,289	2,983,937	1,293,249	12,424,910

Shares repurchased	(2,132,333)	(22,664,697)	(7,523,910)	(75,327,957)

Net decrease	(1,850,044)	$(19,680,760)	(6,230,661)	$(62,903,047)

	Six months ended 1/31/10		Year ended 7/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	107,066	$1,149,860	192,005	$1,913,275

Shares issued in connection with
reinvestment of distributions	21,352	223,437	146,683	1,397,800

	128,418	1,373,297	338,688	3,311,075

Shares repurchased	(288,527)	(3,083,886)	(1,346,268)	(13,370,895)

Net decrease	(160,109)	$(1,710,589)	(1,007,580)	$(10,059,820)

	Six months ended 1/31/10		Year ended 7/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	354,662	$3,739,362	949,021	$9,174,013

Shares issued in connection with
reinvestment of distributions	93,915	977,380	525,577	4,961,198

	448,577	4,716,742	1,474,598	14,135,211

Shares repurchased	(828,844)	(8,776,299)	(2,648,958)	(26,293,344)

Net decrease	(380,267)	$(4,059,557)	(1,174,360)	$(12,158,133)

	Six months ended 1/31/10		Year ended 7/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	21,943	$235,316	43,414	$431,643

Shares issued in connection with
reinvestment of distributions	1,939	20,387	15,191	147,841

	23,882	255,703	58,605	579,484

Shares repurchased	(48,540)	(530,375)	(217,387)	(1,981,893)

Net decrease	(24,658)	$(274,672)	(158,782)	$(1,402,409)

	Six months ended 1/31/10		Year ended 7/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	351,142	$3,768,635	5,537,618	$55,582,575

Shares issued in connection with
reinvestment of distributions	152,538	1,615,489	1,103,663	10,696,052

	503,680	5,384,124	6,641,281	66,278,627

Shares repurchased	(923,603)	(10,027,203)	(14,825,955)	(145,123,743)

Net decrease	(419,923)	$(4,643,079)	(8,184,674)	$(78,845,116)

Note 5: Summary of derivative activity

As of January 31, 2010, the fund did not hold any derivative instruments.

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the period ended January 31, 2010 (see Note 1):

Amount of Realized Gain or (Loss) on
Derivatives Recognized in Income

Derivatives
not accounted
for as hedging
instruments
under ASC 815	Futures	Swaps	Total

Credit contracts	$—	$(135,696)	$(135,696)

Interest rate
contracts	$223,611	—	$223,611

Total	$223,611	$(135,696)	$87,915

Change in Unrealized Appreciation or
(Depreciation) on Derivatives Recognized
in Income

Derivatives
not accounted
for as hedging
instruments
under ASC 815	Futures	Swaps	Total

Credit contracts	$—	$74,102	$74,102

Interest rate
contracts	$(105,329)	—	$(105,329)

Total	$(105,329)	$74,102	$(31,227)

Note 6: Investment in Putnam Money Market
Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $188,244 for the period ended January 31, 2010. During the period ended January 31, 2010, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $341,011,891 and $318,355,344, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam

Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	98,713,889	4,686,436

Jameson A. Baxter	98,682,759	4,717,566

Charles B. Curtis	98,695,770	4,704,555

Robert J. Darretta	98,741,066	4,659,259

Myra R. Drucker	98,690,905	4,709,420

John A. Hill	98,651,083	4,749,242

Paul L. Joskow	98,741,605	4,658,720

Elizabeth T. Kennan	98,649,728	4,750,597

Kenneth R. Leibler	98,728,528	4,671,797

Robert E. Patterson	98,646,448	4,753,877

George Putnam, III	98,648,532	4,751,793

Robert L. Reynolds	98,725,017	4,675,308

W. Thomas Stephens	98,722,648	4,677,677

Richard B. Worley	98,715,153	4,685,172

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

77,195,407	2,012,557	3,842,047	20,350,314

A proposal to amend the fund’s agreement and declaration of trust with respect to duration of the trust was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

77,117,385	1,920,692	4,011,934	20,350,314

A proposal to amend the fund’s agreement and declaration of trust with respect to redemption at the option of the trust was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

73,369,908	5,610,624	4,069,479	20,350,314

All tabulations are rounded to the nearest whole number.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International Growth Fund* **
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Value Fund* ††
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

** Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

†† Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Putnam’s commitment
to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Officers	Mark C. Trenchard
Putnam Investment	Robert L. Reynolds	Vice President and BSA
Management, LLC	President	Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Judith Cohen
	Executive Vice President,	Vice President, Clerk and
Investment Sub-Manager	Principal Executive	Assistant Treasurer
Putnam Investments Limited	Officer, Treasurer and
57–59 St James’s Street	Compliance Liaison	Wanda M. McManus
London, England SW1A 1LD		Vice President, Senior Associate
	Charles E. Porter	Treasurer and Assistant Clerk
Marketing Services	Senior Advisor to the Trustees
Putnam Retail Management		Nancy E. Florek
One Post Office Square	Steven D. Krichmar	Vice President, Assistant Clerk,
Boston, MA 02109	Vice President and Principal	Assistant Treasurer and
	Financial Officer	Proxy Manager
Custodian
State Street Bank and	Janet C. Smith
Trust Company	Vice President, Principal
Accounting Officer and
Legal Counsel	Assistant Treasurer
Ropes & Gray LLP
Susan G. Malloy
Trustees	Vice President and
John A. Hill, Chairman	Assistant Treasurer
Jameson A. Baxter,
Vice Chairman	Beth S. Mazor
Ravi Akhoury	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Paul L. Joskow
Elizabeth T. Kennan	Francis J. McNamara, III
Kenneth R. Leibler	Vice President and Chief
Robert E. Patterson	Legal Officer
George Putnam, III
Robert L. Reynolds	Robert R. Leveille
W. Thomas Stephens	Vice President and Chief
Richard B. Worley	Compliance Officer

This report is for the information of shareholders of The George Putnam Fund of Boston. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

SA021 260149 3/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

The George Putnam Fund of Boston

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: March 31, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: March 31, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: March 31, 2010